                                                                  EXECUTION COPY


- --------------------------------------------------------------------------------


                        THE CHASE MANHATTAN BANK (USA)

                              Seller and Servicer

                                      and

                    YASUDA BANK AND TRUST COMPANY (U.S.A.)

                                    Trustee


               on behalf of the Series 1996-4 Certificateholders

                            ______________________

                           SERIES 1996-4 SUPPLEMENT

                           Dated as of June 1, 1996
                                      to

                        POOLING AND SERVICING AGREEMENT

                           Dated as of June 1, 1991

                            ______________________

                   CHASE MANHATTAN CREDIT CARD MASTER TRUST

                                 Series 1996-4


- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
     SECTION 1.  Designation...............................................    1
     SECTION 2.  Definitions...............................................    2
     SECTION 3.  Minimum Seller Interest, Minimum Aggregate Principal
                    Receivables and Removal of Accounts....................   17
     SECTION 4.  Reassignment and Transfer Terms...........................   17
     SECTION 5.  Delivery and Payment for the Class A Certificates
                    and the Class B Certificates...........................   18
     SECTION 6.  Depositary; Form of Delivery of Class A and
                    Class B Certificates...................................   18
     SECTION 7.  Enhancement...............................................   18
     SECTION 8.  Article IV of Agreement...................................   18

                                  ARTICLE IV

                         RIGHTS OF CERTIFICATEHOLDERS
                 AND ALLOCATION AND APPLICATION OF COLLECTIONS

     SECTION 4.02A. Rights of Investor Certificateholders..................   18
     SECTION 4.02B. The Series 1996-4 Collection Subaccount................   19
     SECTION 4.03.  Establishment of Series 1996-4
                         Investor Accounts.................................   20
     SECTION 4.04.  Allocations............................................   21
     SECTION 4.05.  Determination of Monthly Interest......................   27
     SECTION 4.06.  Determination of Monthly Principal.....................   28
     SECTION 4.07.  Required Amount........................................   29
     SECTION 4.08.  Application of Class A Available Funds,
                       Class B Available Funds, Collateral Available
                       Funds and Available Principal Collections...........   30
     SECTION 4.09.  Defaulted Amounts; Investor Charge-Offs................   32
     SECTION 4.10.  Excess Spread; Excess Finance Charge
                       Collections.........................................   34
     SECTION 4.11.  Reallocated Principal Collections......................   35
     SECTION 4.12.  Group One Excess Finance Charge
                       Collections.........................................   36
     SECTION 4.13.  Shared Principal Collections...........................   37
     SECTION 4.14.  Principal Funding Account..............................   37
     SECTION 4.15.  Reserve Account........................................   37
     SECTION 4.16.  Time of Deposits and Withdrawals.......................   39
     SECTION 4.17.  Conversion from Collections during
                       Billing Cycles to Collections during
                       Monthly Periods.....................................   39

                                                                            Page
                                                                            ----
                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                              CERTIFICATEHOLDERS

     SECTION 5.01.  Distributions...........................................  40
     SECTION 5.02.  Monthly Certificateholders' Statement...................  41

                            OTHER SERIES PROVISIONS

     SECTION 9.   Series 1996-4 Pay Out Events..............................  43
     SECTION 10.  Series 1996-4 Termination.................................  44
     SECTION 11.  Ratification and Reaffirmation of Pooling and Servicing
                      Agreement.............................................  44
     SECTION 12.  Ratification and Reaffirmation of Representations and
                      Warranties............................................  45
     SECTION 13.  Rights Under Section 9.02.................................  45
     SECTION 14.  No Subordination..........................................  45
     SECTION 15.  Repurchase of the Series 1996-4 Certificates..............  45
     SECTION 16.  Counterparts..............................................  46
     SECTION 17.  Additional Covenants of the Trustee.......................  46
     SECTION 18.  Third-Party Beneficiaries.................................  46
     SECTION 19.  Series 1996-4 Investor Exchange...........................  47
     SECTION 20.  Servicing Compensation....................................  47
     SECTION 21.  Governing Law.............................................  47
     SECTION 22.  Notices...................................................  47

                                   EXHIBITS

EXHIBIT A-1   -    Form of Class A Certificate
EXHIBIT A-2   -    Form of Class B Certificate
EXHIBIT B     -    Form of Monthly Payment Instructions and
                   Notification to the Trustee
EXHIBIT C     -    Form of Monthly Certificateholders' Statement
EXHIBIT D     -    Form of Servicer's Certificate

          SERIES 1996-4 SUPPLEMENT, dated as of June 1, 1996 (this "Series
                                                                    ------
Supplement") by and between THE CHASE MANHATTAN BANK (USA), a Delaware banking
- ----------
corporation, as Seller and Servicer, and YASUDA BANK AND TRUST COMPANY (U.S.A.), a New York trust company, as Trustee.

                                   RECITALS:
                                   --------

          1. Section 6.09(b) of the Agreement (as defined herein) provides, among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

          2. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement.
All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement except as otherwise provided herein. Each capitalized term used or defined herein shall relate only to the Series 1996-4 Certificates and no other Series of Certificates issued by the Trust.

          SECTION 1.  Designation.
                      -----------

          (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Chase Manhattan Credit Card Master Trust, Series 1996-4." Series 1996-4 shall
- --------------------------------------------------------
be issued in three Classes, the first of which shall be known as the "Class A
                                                                      -------
6.73% Asset Backed Certificates, Series 1996-4" and the second of which shall be
- ----------------------------------------------
known as the "Class B 6.89% Asset Backed Certificates, Series 1996-4."  In
              ------------------------------------------------------
addition, there is hereby created a third class of uncertificated interests in the Trust which shall, except as expressly provided herein, be deemed to be a "Class" of "Investor Certificates" for all purposes under the Agreement and this
- ------      ---------------------
Series Supplement and shall be known as the "Collateral Interest, Series 1996-
                                             --------------------------------
4".

          (b) The Collateral Interest Holder shall be entitled to the benefits of a Holder of a Class of Investor Certificates under the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and
Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and clause (d) of Section 6.09(b) shall not be applicable to the Collateral Interest.

          (c) Series 1996-4 shall be included in Group One (as defined below). Series 1996-4 shall not be subordinated to any other Series.

          (d) Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 1996-4 shall be the July 1996 Distribution Date and the first Monthly Period shall be the Monthly Period ended June 30, 1996.

          SECTION 2.  Definitions.
                      -----------

          "Accumulation Period" shall mean, solely for the purposes of the
           -------------------
definition of Monthly Principal Payment as such term is defined in each Supplement, the Controlled Accumulation Period.

          "Accumulation Period Factor" shall mean, for each Monthly Period, a
           --------------------------
fraction, the numerator of which is equal to the sum of the initial investor interests (or other amounts specified in the applicable Supplement) of all outstanding Series in Group One, and the denominator of which is equal to the sum of (a) the Initial Investor Interest, (b) the initial investor interests (or other amounts specified in the applicable Supplement) of all outstanding Series in Group One (other than Series 1996-4) which are not expected to be in their revolving periods, and (c) the initial investor interests (or other amounts specified in the applicable Supplement) of all other outstanding Series in Group One which are not allocating Shared Principal Collections to other Series and are in their revolving periods.

          "Accumulation Period Length" shall have the meaning assigned such term
           --------------------------
in subsection 4.08(g).

          "Accumulation Shortfall" shall initially mean zero and shall
           ----------------------
thereafter mean, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsection 4.08(e)(i) with respect to the Class A Certificates for the previous Monthly Period.

          "Additional Interest" shall mean, with respect to any Distribution
           -------------------
Date, the Class A Additional Interest, the Class B Additional Interest and the Collateral Additional Interest for such Distribution Date.

          "Adjusted Investor Interest" shall mean, with respect to any date of
           --------------------------
determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest and (b) the Class B Investor Interest and (c) the Collateral Interest.

          "Agreement" shall mean the Pooling and Servicing Agreement by and
           ---------
between The Chase Manhattan Bank (USA), a Delaware banking corporation, as Seller and Servicer, and Yasuda Bank and Trust Company (U.S.A.), a New York trust company, as Trustee and all amendments and supplements thereto, including this Series Supplement.

          "Available Finance Charge Collections" shall mean:
           ------------------------------------

          (a) in the case of any Monthly Period prior to the Conversion Date, Collections of Finance Charge Receivables processed during each Billing Cycle which ended during such Monthly Period, which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of the subsection 4.02(a));

          (b) in the case of the Conversion Month, Collections of Finance Charge Receivables processed on any Date of Processing during such Monthly Period on and after the Conversion Date, which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.02(a)); and

          (c) in the case of any Monthly Period following the Conversion Month, Collections of Finance Charge Receivables processed on any Date of Processing during such Monthly Period, which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.02(a));

plus, in each case, an amount equal to the product of (i) the amount of Interchange allocable to the Trust pursuant to subsection 2.05(k) with respect to such Monthly Period (to the extent deposited in the Collection Account on the Transfer Date following such Monthly Period) and (ii) the Investor Percentage with respect to Finance Charge Receivables and such Monthly Period.

          "Available Principal Collections" shall mean:
           -------------------------------

          (a) in the case of any Monthly Period or portion thereof prior to the Conversion Date, Collections of Principal Receivables processed during each Billing Cycle which ended during such Monthly Period or portion thereof, which were allocated to the Investor Interest and were deposited in the Principal Account pursuant to subsection 4.04(d)(iii) or 4.04(e)(iii) during any such Billing Cycle (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.02(a));

          (b) in the case of the Conversion Month, Collections of Principal Receivables processed on any Date of Processing during such Monthly Period on or after the Conversion Date, which were allocated to the Investor Interest and were deposited in the Principal Account pursuant to subsection 4.04(d)(iii) or 4.04(e)(iii) (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.02(a)); and

          (c) in the case of any Monthly Period following the Conversion Month, Collections of Principal Receivables processed on any Date of Processing during such Monthly Period, which were allocated to the Investor Interest and were deposited in the Principal Account pursuant to subsection 4.04(d)(iii) or 4.04(e)(iii) (or which will be deposited in the Collection

Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.02(a));

plus, in each case, Shared Principal Collections allocated to Series 1996-4 pursuant to Section 4.13 and the Series Supplement of each other Principal Sharing Series and all amounts which this Series Supplement provides are to be treated as Available Principal Collections for the related Transfer Date (including as provided in subsections 4.04(c)(iii), 4.08(a)(iii), and clause
(b), (e), (f), (i) and (j) of Section 4.10).

          "Available Reserve Account Amount" shall mean, with respect to any
           --------------------------------
Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.15(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.10(k) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

          "Base Rate" shall mean, with respect to any Monthly Period, the
           ---------
annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Monthly Interest and the Monthly Investor Servicing Fee with respect to the related Distribution Date and the denominator of which is the Investor Interest as of the last day of the preceding Monthly Period.

          "Class A Additional Interest" shall have the meaning assigned in
           ---------------------------
Section 4.05(a).

          "Class A Adjusted Investor Interest" shall mean, with respect to any
           ----------------------------------
date of determination, an amount equal to the Class A Investor Interest minus
                                                                        -----
the Principal Funding Account Balance on such date of determination.

          "Class A Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (a) the Class A Floating Percentage of the Available Finance Charge Collections with respect to such Monthly Period, (b) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, the Principal Funding Investment Proceeds arising pursuant to subsection 4.14(b), if any, with respect to the related Transfer Date and (c) the Reserve Draw Amount (up to the Available Reserve Draw Account Amount) plus any amounts of interest and earnings described in subsections 4.15(b) and 4.15(d) which will be deposited into the Finance Charge Account on the related Transfer Date.

          "Class A Certificate Rate" shall mean 6.73% per annum, calculated on
           ------------------------
the basis of a 360-day year of twelve 30-day months.

          "Class A Certificateholder" shall mean the Person in whose name a
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificates" shall mean any one of the Certificates executed
           --------------------
by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.
            -----------

          "Class A Floating Percentage" shall mean, with respect to any Monthly
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of such day; provided, however, that with respect to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

          "Class A Initial Investor Interest" shall mean $957,220,000.
           ---------------------------------

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.05(a).

          "Class A Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.09(a).

          "Class A Investor Default Amount" shall mean, with respect to each
           -------------------------------
Transfer Date, an amount equal to the product of (i) the Series 1996-4 Aggregate Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

          "Class A Investor Interest" shall mean, on any date of determination,
           -------------------------
an amount (not less than zero) equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the Class
          -----
A Certificateholders on or prior to such date, minus (c) the excess, if any, of
                                               -----
the aggregate amount of Class A Investor Charge-Offs for all prior Transfer Dates over Class A Investor Charge-Offs reimbursed pursuant to Section 4.09(a)
      ----
prior to such date and, minus (d) the principal amount of Class A Certificates
                        -----
previously tendered and exchanged pursuant to a Series 1996-4 Investor Exchange.

          "Class A Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.05(a).

          "Class A Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.06(a).

          "Class A Required Amount" shall have the meaning specified in Section
           -----------------------
4.07(a).

          "Class A Scheduled Payment Date" shall mean the May 1999 Distribution
           ------------------------------
Date.

          "Class A Servicing Fee" shall have the meaning specified in Section 20
           ---------------------
of this Series Supplement.

          "Class B Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.05(b).

          "Class B Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the Class B Floating Percentage of Available Finance Charge Collections with respect to such Monthly Period.

          "Class B Certificate Rate" shall mean 6.89% per annum, calculated on
           ------------------------
the basis of a 360-day year of twelve 30-day months.

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificates" shall mean any one of the Certificates executed
           --------------------
by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.
            -----------

          "Class B Floating Percentage" shall mean, with respect to any Monthly
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that with respect to the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

          "Class B Initial Investor Interest" shall mean $42,780,000.
           ---------------------------------

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.05(b).

          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.09(b).

          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Transfer Date, an amount equal to the product of (i) the Series 1996-4 Aggregate Investor Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.

          "Class B Investor Interest" shall mean, on any date of determination,
           -------------------------
an amount (not less than zero) equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the Class
          -----
B Certificateholders on or prior to such date, minus (c) the aggregate amount of
                                               -----
Class B Investor Charge-Offs for all prior Transfer Dates, minus (d) the amount
                                                           -----
of Reallocated Class B Principal Collections allocated on all prior Transfer Dates pursuant to Section 4.11(a), minus (e) an amount equal to the amount by
                                   -----
which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to Section 4.09(a) and plus (f) the amount of Excess Spread and Excess
                                ----
Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to Section 4.10(f) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and, minus (g) the principal
                                                        -----
amount of Class B Certificates previously tendered and exchanged pursuant to a Series 1996-4 Investor Exchange.

          "Class B Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.05(b).

          "Class B Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.06(b).

          "Class B Principal Commencement Date" shall mean the Distribution Date
           -----------------------------------
on which the Class A Investor Interest is paid in full or, if the Class A Investor Interest is paid in full on the Class A Scheduled Payment Date and the Rapid Amortization Period has not commenced, the Distribution Date following the Class A Scheduled Payment Date.

          "Class B Principal Percentage" shall mean, with respect to any Monthly
           ----------------------------
Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the last day of the immediately preceding Monthly Period and the denominator of which is the Investor Interest as of such day and (ii) during the Controlled Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the end of the Revolving Period, and the denominator of which is the Investor Interest as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Class B Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

          "Class B Required Amount" shall have the meaning specified in Section
           -----------------------
4.07(b).

          "Class B Scheduled Payment Date" shall mean the June 1999 Distribution
           ------------------------------
Date.

          "Class B Servicing Fee" shall have the meaning specified in Section 20
           ---------------------
of this Series Supplement.

          "Closing Date" shall mean June 19, 1996.
           ------------

          "Collateral Additional Interest" shall have the meaning specified in
           ------------------------------
subsection 4.05(c).

          "Collateral Available Funds" shall mean, with respect to any Monthly
           --------------------------
Period, an amount equal to the Collateral Floating Percentage of the Available Finance Charge Collections with respect to such Monthly Period.

          "Collateral Charge-Offs" shall have the meaning specified in
           ----------------------
subsection 4.09(c).

          "Collateral Default Amount" shall mean, with respect to any
           -------------------------
Distribution Date, an amount equal to the product of (a) the Series 1996-4 Aggregate Investor Default Amount for the related Monthly Period and (b) the Collateral Floating Percentage applicable for the related Monthly Period.

          "Collateral Floating Percentage" shall mean, with respect to any
           ------------------------------
Monthly Period, the percentage (rounded to the nearest ten thousandth of one percent) equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Collateral

Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Interest and the denominator of which is the Initial Investor Interest.

          "Collateral Initial Interest" shall mean $69,519,786.10.
           ---------------------------

          "Collateral Interest" shall mean, on any date of determination, an
           -------------------
amount equal to (a) the Collateral Initial Interest, minus (b) the aggregate
                                                     -----
amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all
           -----
prior Transfer Dates pursuant to subsection 4.09(c), minus (d) the amount of
                                                     -----
Reallocated Principal Collections allocated pursuant to Section 4.11 on all prior Transfer Dates, minus (e) an amount equal to the amount by which the
                      -----
Collateral Interest has been reduced on all prior Transfer Dates pursuant to subsections 4.09(a) and (b), plus (f) the aggregate amount of Excess Spread and
                             ----
Excess Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.10, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and, minus (g) the
                                                                 -----
principal amount of the Collateral Interest previously tendered and exchanged pursuant to a Series 1996-4 Investor Exchange; and, provided, however, that the Collateral Interest may not be reduced below zero.

          "Collateral Interest Holder" shall mean the entity so designated in
           --------------------------
the Loan Agreement.

          "Collateral Interest Payment Shortfall" shall have the meaning
           -------------------------------------
specified in subsection 4.05(c).

          "Collateral Interest Servicing Fee" shall have the meaning specified
           ---------------------------------
in Section 20 of this Series Supplement.

          "Collateral Monthly Interest" shall mean the monthly interest
           ---------------------------
distributable in respect of the Collateral Interest as calculated in accordance with subsection 4.05(c).

          "Collateral Monthly Principal" shall mean the monthly principal
           ----------------------------
distributable in respect of the Collateral Interest as calculated in accordance with subsection 4.06(c).

          "Collateral Percentage" shall mean for any Monthly Period, (a) with
           ---------------------
respect to Defaulted Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Collateral Floating Percentage, and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Collateral Principal Percentage.

          "Collateral Principal Percentage" shall mean for any Monthly Period
           -------------------------------
following the end of the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

          "Collateral Rate" shall mean, for any Interest Period, the rate
           ---------------
specified in the Loan Agreement.

          "Collection Recomputation Date" shall mean, with respect to the
           -----------------------------
Collections received during any Billing Cycle, the date on which the Servicer performs the recomputations provided for in Section 4.04(a), which date shall not be later than the Determination Date in the Monthly Period following the Monthly Period in which such Billing Cycle ends.

          "Controlled Accumulation Amount" shall mean (a) for any Transfer Date
           ------------------------------
with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, an amount equal to one-twelfth of the Class A Investor Interest as of the last day of the Revolving Period; provided, however,
                                                              --------  -------
that if the Accumulation Period Length is determined to be less than 12 months pursuant to subsection 4.08(g), the Controlled Accumulation Amount for each Period Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class Investor Interest will be equal to (i) the product of (x) the Class A Initial Investor Interest and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number, and (b) for any Transfer Date with respect to the Controlled Accumulation Period after payment in full of the Class A Investor Interest, an amount equal to the sum of the Class B Investor Interest and the Collateral Interest as of such Transfer Date.

          "Controlled Accumulation Period" shall mean, unless a Pay Out Event
           ------------------------------
shall have occurred prior thereto, the period commencing at the close of business on the last day of the April 1998 Monthly Period or such later date as is determined in accordance with subsection 4.08(g) and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 1996-4 Termination Date.

          "Controlled Deposit Amount" shall mean, with respect to any Transfer
           -------------------------
Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

          "Controlled Excess Amount" shall have the meaning specified in
           ------------------------
subsection 4.04(d)(iii).

          "Conversion Date" shall have the meaning specified in Section 4.17.
           ---------------

          "Conversion Month" shall mean the Monthly Period in which the
           ----------------
Conversion Date occurs.

          "Covered Amount" shall mean, as of the Transfer Date with respect to
           --------------
any Interest Period, an amount equal to one-twelfth of the product of (a) the Class A Certificate Rate and (b) the Principal Funding Account Balance as of the close of business on the Distribution Date preceding such Transfer Date (after giving effect to all of the transactions occurring on such date).

          "Definitive Certificates" shall have the meaning specified in Section
           -----------------------
6.11.

          "Distribution Account" shall have the meaning specified in subsection
           --------------------
4.03(b).

          "Distribution Date" shall mean the fifteenth day of each calendar
           -----------------
month, or, if such fifteenth day is not a Business Day, the next succeeding Business Day, commencing July 15, 1996; provided, however, that no Distribution Date shall occur after the earlier to occur of (x) the Distribution Date on which the Investor Interest has been paid in full or (y) the Series 1996-4 Termination Date.

          "Enhancement" shall mean the Collateral Interest.
           -----------

          "Enhancement Provider" shall mean the Collateral Interest Holder.
           --------------------

          "Excess Amount" shall have the meaning specified in subsection
           -------------
4.04(c)(iii).

          "Excess Finance Charge Collections" shall mean amounts available for
           ---------------------------------
allocation to other Series in Group One pursuant to Section 4.10(m) and amounts available for allocation to Series 1996-4 which have been designated as "Excess Finance Charge Collections" in the Series Supplements for other Series in Group One.

          "Excess Principal Funding Investment Proceeds" shall mean with respect
           --------------------------------------------
to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceed the Covered Amount determined on such Transfer Date.

          "Excess Spread" shall mean, with respect to any Distribution Date, the
           -------------
sum of the amounts, if any, specified pursuant to Sections 4.08(a)(iv), 4.08(b)(iii) and 4.08(c)(ii) with respect to such Distribution Date.

          "Excluded Series" shall mean any Series designated as an "Excluded
           ---------------
Series" in the applicable Series Supplement (but only if the Rating Agency Condition is satisfied with respect to such exclusion) and thereby excluded from the computation of Minimum Aggregate Principal Receivables pursuant to Section 3 of this Series Supplement.

          "Finance Charge Account" shall have the meaning specified in Section
           ----------------------
4.03.

          "Floating Allocation Percentage" shall mean, with respect to any
           ------------------------------
particular Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Investor Interest as of the last day of the preceding Monthly Period (or in the case of the Monthly Period in which the Closing Date occurs, the Initial Investor Interest) and the denominator of which is the greater of (x) the Aggregate Principal Receivables in the Trust as of the first day of such particular Monthly Period and (y) the sum of the numerators used to calculate the floating allocation percentages for all Series then outstanding.

          "Group One" shall mean Series 1996-4 and each other Series specified
           ---------
in the related Series Supplement to be included in Group One.

          "Initial Investor Interest" shall mean $1,069,519,786.10.
           -------------------------

          "Investor Charge Offs" shall mean Class A Investor Charge Offs, Class
           --------------------
B Investor Charge Offs and Collateral Charge Offs.

          "Investor Default Amount" shall mean, for any Billing Cycle, the
           -----------------------
product of the Floating Allocating Percentage for the Monthly Period in which such Billing Cycle ends times the amount of Receivables in Defaulted Accounts which in such Billing Cycle are charged off as uncollectible on the Servicer's computer master file of VISA(R) and Master Card(R) accounts.

          "Investor Interest" shall mean, on any date of determination, an
           -----------------
amount equal to the sum of (a) the Class A Investor Interest as of such date,
(b) the Class B Investor Interest as of such date and (c) the Collateral Interest of such date.

          "Investor Percentage" shall mean, on any date of determination:
           -------------------

          (a) when used with respect to any Principal Receivable on any date of determination during the Revolving Period, the Floating Allocation Percentage;

          (b) when used with respect to Principal Receivables on any date of determination during the Controlled Accumulation period or the Rapid Amortization Period, the Principal Allocation Percentage; and

          (c) when used with respect to any Finance Charge Receivable and any Receivable in a Defaulted Account on any date of determination, the Floating Allocation Percentage;

provided, that in no event shall the Investor Percentage be greater than 100%.

          "Loan Agreement" shall mean the agreement among the Seller, the
           --------------
Servicer, the Trustee, and the Collateral Interest Holder, dated as of June 19, 1996, as amended or modified from time to time.

          "Minimum Aggregate Principal Receivables" shall have the meaning
           ---------------------------------------
specified in Section 3 hereof.

          "Minimum Seller Interest" shall have the meaning specified in Section
           -----------------------
3 hereof.

          "Monthly Interest" means, with respect to any Distribution Date, the
           ----------------
sum of the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest for such Distribution Date.

          "Monthly Investor Servicing Fee" shall mean, with respect to each
           ------------------------------
Monthly Period, an amount equal to 1/12th of the product of the Series Servicing Fee Percentage and the Investor Interest as of the last day of the preceding Monthly Period; provided, however, that the Monthly Investor Servicing Fee for the first Monthly Period shall be $1,660,726.56.

          "Monthly Principal Payment" shall mean with respect to any Monthly
           -------------------------
Period, for all Series in Group One (including Series 1996-4) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One, the sum of (a) the Controlled Distribution Amount for the related Transfer Date for any Series in Group One in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (b) the Controlled Deposit Amount for the related Transfer Date for any Series in Group One in its Accumulation Period, other than its Rapid Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series in Group One), (c) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in Group One in its Principal Amortization Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series in Group One),
(d) the Adjusted Investor Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the following Transfer Date and Distribution Date for any Series in Group One in its Rapid Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One), (e) the excess of the Collateral Interest as of the Transfer Date occurring in such Monthly Period over the Required Collateral Interest for the related Transfer Date, assuming no Accumulation Shortfall and (f) such other amounts as may be specified in the related Supplements for all Series.

          "Pay Out Commencement Date" shall mean, with respect to the Series
           -------------------------
1996-4 Certificates, the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 of the Agreement or a Series 1996-4 Pay Out Event is deemed to occur pursuant to Section 9 hereof.

          "Percentage Allocation" shall have the meaning specified in subsection
           ---------------------
4.04(d)(iii).

          "Pool Amount" shall mean, with respect to any date of determination on
           -----------
or after the Implementation Date, an amount equal to the sum of (i) the product of (x) a fraction, the numerator of which is the Investor Interest on such date of determination, and the denominator of which is the Aggregate Investor Interest on such date of determination and (y) the aggregate amount of Receivables determined at the end of the day immediately prior to such date of determination, (ii) the amount on deposit in the Series 1996-4 Retention Subaccount at the end of the day immediately prior to such date of determination, and (iii) the amount of Excess Amounts and Controlled Excess Amounts at the end of the day immediately prior to such date of determination.

          "Portfolio Adjusted Yield" shall mean, with respect to any Transfer
           ------------------------
Date, the average of the percentage obtained for the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period and deducting 0.5% from the result for each Monthly Period.

          "Portfolio Yield" shall mean, with respect to Series 1996-4 and with
           ---------------
respect to any Monthly Period, the annualized percentage equivalent of a fraction the numerator of which is an amount equal to the sum of (i) the Available Finance Charge Collections for such Monthly

Period, (ii) any Excess Finance Charge Collections (exclusive of any amounts included in (i)) that are allocated to Series 1996-4 with respect to such Monthly Period to the extent deposited in the Finance Charge Account on the Transfer Date following such Monthly Period, (iii) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period and (iv) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in subsections 4.15(b) and (d), each deposited into the Finance Charge Account on the Transfer Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting an amount equal to the Series 1996-4 Aggregate Investor Default Amount with respect to such Monthly Period, and the denominator of which is the Investor Interest as of the last day of the preceding Monthly Period.

          "Principal Account" shall have the meaning specified in subsection
           -----------------
4.03(a).

          "Principal Allocation Percentage" shall mean, with respect to any day
           -------------------------------
during a particular Monthly Period, the percentage (rounded to the nearest ten thousandth of one percent) equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Investor Interest as of the last day of the immediately preceding Monthly Period and (b) during the Controlled Accumulation Period or the Rapid Amortization Period, the Investor Interest as of the last day of the Revolving Period and the denominator of which is the greater of (x) the Aggregate Principal Receivables in the Trust as of the first day of such particular Monthly Period and (y) the sum of the numerators used to calculate the principal allocation percentages for all Series outstanding with respect to such Monthly Period.

          "Principal Funding Account" shall have the meaning set forth in
           -------------------------
subsection 4.03(a).

          "Principal Funding Account Balance" shall mean, with respect to any
           ---------------------------------
date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

          "Principal Funding Investment Proceeds" shall mean, with respect to
           -------------------------------------
each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

          "Principal Funding Investment Shortfall" shall mean, with respect to
           --------------------------------------
each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

          "Principal Sharing Series" shall mean Series 1996-4 and any other
           ------------------------
Series in Group One which does not provide that such Series is not a Principal Sharing Series in the applicable Series Supplement.

          "Principal Shortfall" shall have the meaning specified in Section
           -------------------
4.11.

          "Qualified Trust Institution" shall have the same meaning as
           ---------------------------
"Qualified Institution."

          "Rapid Amortization Period" shall mean an amortization period
           -------------------------
commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.01 or (ii) the Series 1996-4 Termination Date.

          "Rating Agency" shall mean, with respect to the Series 1996-4
           -------------
Certificates, each of Moody's and Standard & Poor's.

          "Rating Agency Condition" shall mean, with respect to any action, that
           -----------------------
the Rating Agency shall have notified the Seller, the Servicer and the Trustee in writing that such action will not result in the reduction or withdrawal of the rating of any outstanding Class by the Rating Agency.

          "Reallocated Class B Principal Collections" shall mean, with respect
           -----------------------------------------
to any Transfer Date, an amount of Collections of Principal Receivables with respect to the prior Monthly Period, equal to the least of (i) the amount specified in subsection 4.11(a), (ii) an amount equal to the product of (a) the Class B Principal Percentage with respect to the Monthly Period relating to such Transfer Date and (b) the Principal Allocation Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date and (iii) the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

          "Reallocated Collateral Principal Collections" shall mean, with
           --------------------------------------------
respect to any Transfer Date, an amount of Collections of Principal Receivables with respect to the prior Monthly Period, equal to the least of (i) the sum of the amounts specified in subsections 4.11(a) (net of Reallocated Class B Principal Collections) and 4.11(b), (ii) an amount not to exceed the product of
(a) the Collateral Percentage with respect to the Monthly Period relating to such Transfer Date and (b) the Principal Allocation Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date and (iii) the Collateral Interest after giving effect to any Collateral Charge-Offs for such Transfer Date.

          "Reallocated Principal Collections" shall mean the sum of Reallocated
           ---------------------------------
Collateral Principal Collections and Reallocated Class B Principal Collections.

          "Reference Banks" means four major banks in the London interbank
           ---------------
market selected by the Servicer.

          "Required Accumulation Factor Number" shall be equal to a fraction,
           -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation.

          "Required Collateral Interest" shall mean (a) initially,
           ----------------------------
$69,519,786.10 and (b) on any Transfer Date thereafter, 6.50% of the Investor Interest on the related Distribution Date (determined after taking into account the payments to be made on such related Distribution Date), but not less than $32,085,593.58; provided, however, that (1) if either (i) there is a reduction in the Collateral Interest pursuant to clause (c), (d) or (e) of the definition of such term or (ii) a Pay Out Event with respect to the Investor Certificates has occurred, the Required Collateral Interest for any Transfer Date shall equal the Required Collateral Interest for the Transfer Date immediately preceding such reduction or Pay Out Event, (2) in no event shall the Required Collateral Interest exceed the sum of the outstanding principal balance of (i) the Class A Certificates and (ii) the Class B Certificates, each as of the related Distribution Date after taking into account the payments to be made on such Distribution Date and (3) the Required Collateral Interest may be reduced at any time to a lesser amount if the Rating Agency delivers to each of the Seller, the Servicer, the Collateral Interest Holder and the Trustee written confirmation that after such reduction the Rating Agency Condition has been satisfied.

          "Required Reserve Account Amount" shall mean, with respect to any
           -------------------------------
Transfer Date on or after the Reserve Account Funding Date, an amount equal to
(a) 0.50% of the outstanding principal balance of the Class A Certificates or
(b) any other amount designated by the Seller; provided, however, that if such
                                               --------  -------
designation is of a lesser amount, the Seller shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1996-4.

          "Required Retention Percentage", shall mean (i) 3% on any date of
           -----------------------------
determination on or after the Implementation Date during the Revolving Period,
(ii) 3% on any date of determination on or after the Implementation Date during an Amortization Period and (iii) 3% on any other date of determination.

          "Reserve Account" shall have the meaning specified in subsection
           ---------------
4.03(a).

          "Reserve Account Funding Date" shall mean the Transfer Date which
           ----------------------------
occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences three months prior to the commencement of the Controlled Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences six months prior to the commencement of the Controlled Accumulation

Period; and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences four months prior to the commencement of the Controlled Accumulation Period.

          "Reserve Account Surplus" shall mean, as of any Transfer Date
           -----------------------
following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve Draw Amount" shall have the meaning specified in subsection
           -------------------
4.15(c).

          "Retention Percentage" shall mean (i) with respect to any date of
           --------------------
determination on or after the Implementation Date, the numerical equivalent of a fraction, the numerator of which is equal to the Pool Amount for such date of determination less the Investor Interest on such date of determination and the denominator of which is the Pool Amount for such date of determination and (ii) 0% on any other date of determination.

          "Revolving Period" shall mean the period from and including June 19,
           ----------------
1996 to, but not including, the earlier of May 1, 1998 or the Pay Out Commencement Date.

          "Scheduled Series 1996-4 Termination Date" shall mean the February
           ----------------------------------------
2002 Distribution Date.

          "Series 1996-4" shall mean the Series issued pursuant to this Series
           -------------
Supplement.

          "Series 1996-4 Aggregate Investor Default Amount" shall mean the
           -----------------------------------------------
Aggregate Investor Default Amount with respect to Series 1996-4 and such Monthly Period determined by the Servicer pursuant to subsection 4.02(c)(iii) of the Agreement.

          "Series 1996-4 Certificates" shall mean the Class A Certificates, the
           --------------------------
Class B Certificates and the Collateral Interest.

          "Series 1996-4 Certificateholder" shall mean the holder of record of
           -------------------------------
any Series 1996-4 Certificate.

          "Series 1996-4 Collection Subaccount" shall have the meaning specified
           -----------------------------------
in Section 4.02B.

          "Series 1996-4 Final Termination Date" shall have the meaning set
           ------------------------------------
forth in Section 10.

          "Series 1996-4 Investor Accounts" or "Investor Accounts" shall mean
           -------------------------------      -----------------
the accounts established pursuant to Section 4.03 hereof.

          "Series 1996-4 Investor Exchange" shall mean an Investor Exchange
           -------------------------------
pursuant to Section 6.09(b) of the Agreement and Section 19 of this Series Supplement.

          "Series 1996-4 Pay Out Event" shall have the meaning specified in
           ---------------------------
Section 9 hereof.

          "Series 1996-4 Retention Subaccount" shall have the meaning specified
           ----------------------------------
in Section 4.02A.

          "Series 1996-4 Termination Date" shall mean the earlier to occur of
           ------------------------------
(i) the day after the Distribution Date on which the Series 1996-4 Certificates and the Collateral Interest are paid in full; (ii) the Scheduled Series 1996-4 Termination Date (unless extended pursuant to Section 10 of this Series Supplement); or (iii) the Series 1996-4 Final Termination Date.

          "Series Servicing Fee Percentage" shall mean 2.15%.
           -------------------------------

          "Shared Principal Collections" shall mean amounts retained in the
           ----------------------------
Collection Account as Shared Principal Collections pursuant to subsections 4.04(c)(iii), 4.04(d)(iii) or 4.04(e)(iii) and any amounts designated as Shared Principal Collections in the Series Supplement for any Principal Sharing Series.

          "Telerate Page 3750" shall mean the display page currently so
           ------------------
designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          SECTION 3.  Minimum Seller Interest, Minimum Aggregate Principal
                      ----------------------------------------------------
Receivables and Removal of Accounts.
- -----------------------------------

          (a) The Minimum Seller Interest applicable to the Series 1996-4 Certificates shall be 7%. The Minimum Aggregate Principal Receivables shall be the greater of (i) $1,069,519,786.10 less the portion of such amount represented
                                     ----
by Series 1996-4 Certificates tendered and canceled pursuant to any Series 1996-4 Investor Exchange and (ii) the sum of the Initial Investor Interests (as defined in each applicable Supplement) of all Series then outstanding (other than Excluded Series) less the portion of the Initial Investor Interest of any
                      ----
Series tendered for an Exchange pursuant to Section 6.09(b) of the Agreement and as provided in the related Supplement or, if any Series (other than Excluded Series) calculates the investor percentage with respect to Principal Receivables by means of a numerator based other than on the Initial Investor Interest of such Series, then at least equal to the sum of the Initial Investor Interest of each Series (other than Excluded Series) then outstanding which calculates such investor percentage on the basis of Initial Investor Interest plus, for each
                                                              ----
other Series (other than Excluded Series) then outstanding, the then current numerator used to calculate the investor percentage with respect to Principal Receivables for such Series. Upon final payment of the Series 1996-4 Certificates, the Minimum Aggregate Principal Receivables shall be computed in a manner consistent with the Agreement or any future Supplement, as appropriate.

          (b)  In addition to the requirements contained in Section 2.07(a) and
(b) with respect to the removal of Accounts, pursuant to subsection 2.07(b)(iii)(c), the removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Seller, result in the failure to make a Controlled Distribution Amount payment.

          SECTION 4.  Reassignment and Transfer Terms.  The Series 1996-4
                      -------------------------------
Certificates shall be subject to retransfer to the Seller at its option, in accordance with the terms specified in subsection 12.02(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall be equal to the sum of (a) the aggregate outstanding principal balance of the Class A Certificates, the Class B Certificates and the Collateral Interest, all as of the last day of the Monthly Period preceding the Distribution Date on which the purchase price will be distributed, plus (b) accrued and unpaid
                                              ----
interest thereon to, but not including, the Distribution Date on which the repurchase occurs, less (c) the amount on deposit in the Finance Charge Account
                   ----
which will be transferred to the Distribution Account pursuant to Section 4.08 or Section 4.10 on the related Transfer Date, less (d) the amount on deposit in
                                              ----
the Principal Account which will be transferred to the Distribution Account pursuant to subsection 4.08(e) on the related Transfer Date.

          SECTION 5.  Delivery and Payment for the Class A Certificates and the
                      ---------------------------------------------------------
Class B Certificates.  The Trustee shall deliver the Class A Certificates and
- --------------------
the Class B Certificates when authenticated in accordance with Section 6.02 of the Agreement.

          SECTION 6.  Depositary; Form of Delivery of Class A and Class B
                      ---------------------------------------------------
Certificates.
- ------------

          (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.01, 6.02 and 6.09 of the Agreement.

          (b) The Depositary for Series 1996-4 shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of CEDE & Co., its nominee.

          (c) For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Series 1996-4 Certificates having Undivided Interests aggregating a specified percentage, such direction or consent may be given by the Certificate Owners of the Class A Certificates and the Class B Certificates having interests in the requisite percentage of Series 1996-4 Certificates, acting through the Clearing Agency and the Clearing Agency Participants.

          SECTION 7.  Enhancement.  Enhancement for the Series 1996-4
                      -----------
Certificates shall consist of the Collateral Interest.

          SECTION 8.  Article IV of Agreement.  Any provision of Article IV of
                      -----------------------
the Agreement which distributes Collections to the Holder of the Exchangeable Seller Certificate on the basis of the Seller Percentage shall continue to apply irrespective of the issuance of the Series 1996-4 Certificates. Sections 4.01 and 4.02 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.01 and 4.02 thereof) shall read in its entirety as follows and shall be applicable to the Series 1996-4 Certificates:

                                  ARTICLE IV

                         RIGHTS OF CERTIFICATEHOLDERS
                 AND ALLOCATION AND APPLICATION OF COLLECTIONS

          SECTION 4.02A.  Rights of Investor Certificateholders.  The Series
                          -------------------------------------
1996-4 Certificates shall represent fractional Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1996-4 Certificates at the times and in the amounts specified in this Agreement, (a) the related Investor Percentage of Collections received with respect to the Receivables and (b) other funds, if any, allocable to the Series 1996-4 Certificates on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account, the Distribution Account, the Series 1996-4 Collection Subaccount and the Retention Subaccount (the "Series 1996-4
                                                           -------------
Retention Subaccount") with respect to the Series 1996-4 Certificates (the
- --------------------
"Series 1996-4 Interest").  The Exchangeable Seller Certificate shall represent
- -----------------------
the ownership interest in the Trust Assets not allocated to Series 1996-4 or any other Series outstanding; provided, however, the ownership interest represented by the Exchangeable Seller Certificate and any other Series outstanding at any time shall not represent any interest in the Series 1996-4 Collection Subaccount or in the Enhancement, except as specifically provided in this Article IV.

          SECTION 4.02B.  The Series 1996-4 Collection Subaccount.  Pursuant to
                          ---------------------------------------
Section 4.01 of the Agreement, the Servicer, on behalf of the Trustee, shall establish and maintain with a Qualified Trust Institution a subaccount of the Collection Account, for the benefit of the Series 1996-4 Certificateholders, bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 1996-4 Certificateholders. The Servicer, on behalf of the Trustee, at all times shall maintain accurate records reflecting each transaction in the Series 1996-4 Collection Subaccount and that funds held therein shall at all times be held in trust for the benefit of the Series 1996-4 Certificateholders. Pursuant to the authority granted to it pursuant to subsection 3.01(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Series 1996-4 Collection Subaccount for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the Servicer is entitled to give instructions to the Trustee by facsimile. Funds on deposit in the Series 1996-4 Collection Subaccount that are not required to be deposited in the Finance Charge Account, the Principal Account or the Series 1996-4 Retention Subaccount shall at all times be invested in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal, on or prior to the third Business Day following the day on which such funds were so deposited, provided, that such funds shall be available for withdrawal on the Transfer Date following the Record Date occurring in the Monthly Period in which such funds were processed for collection. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Series 1996-4 Collection Subaccount shall be deposited by the Servicer upon written notice to the Trustee by the Seller in a separate deposit account with a Qualified Trust Institution in the name of Servicer, which shall not constitute a part of the Trust, or shall otherwise be turned over to the Servicer, not less frequently than monthly; provided, however, that following the failure of the Servicer to make a payment or deposit, which failure results in the occurrence of a Servicer Default with respect to the Series 1996-4 Certificates, such interest and earnings shall not be paid to the Servicer during the period such Servicer Default is continuing, but shall be retained in, or deposited into, the Finance Charge Account and shall be treated as Collections of Finance Charge Receivables allocable to the Series 1996-4 Certificateholders. The Qualified Institution shall maintain for the benefit of the Series 1996-4 Certificateholders and the Servicer (as its interest appears herein), possession of any negotiable instrument or security evidencing the Permitted Investments described in clause (a) of the definition thereof relating to the Collection Account from the time of purchase thereof until the time of maturity. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the applicable Qualified Institution in writing with respect to the investment of funds on deposit in the Series 1996-4 Collection Subaccount. For purposes of determining the availability of funds or the balances in the Series 1996-4 Collection Subaccount for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit.

          SECTION 4.03.  Establishment of Series 1996-4 Investor Accounts.
                         ------------------------------------------------

          (a)  Finance Charge Account, Reserve Account, Principal Account and
               --------------------------------------------------------------
Principal Funding Account.  The Servicer, for the benefit of the Series 1996-4
- -------------------------
Certificateholders shall establish and maintain with a Qualified Trust
Institution in the name of the Trustee, on behalf of the Trust, four segregated trust accounts maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Finance Charge Account," "Reserve Account", "Principal Account," and "Principal
- -----------------------    ---------------    -----------------        ---------
Funding Account," respectively), bearing a designation clearly indicating that
- ---------------
the funds therein are held in trust for the benefit of the Series 1996-4 Certificateholders. The Servicer, on behalf of the Trustee, at all times shall maintain accurate records reflecting each transaction in the Principal Account, Reserve Account, Finance Charge Account and Principal Funding Account and that funds held therein shall at all times be held in trust for the benefit of the Series 1996-4 Certificateholders. Pursuant to the authority granted to it pursuant to subsection 3.01(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Finance Charge Account, Reserve Account, Principal Account and
Principal Funding Account for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the Servicer is entitled to give instructions to the Trustee by facsimile.

          (b)  The Distribution Account.  The Servicer, for the benefit of the
               ------------------------
Series 1996-4 Certificateholders, shall cause to be established and maintained in the name of the Trustee, with an office or branch of a Qualified Trust Institution (other than the Seller), a non-interest bearing segregated demand deposit account maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Distribution Account") bearing a designation clearly indicating that the funds
- ---------------------
deposited therein are held in trust for the benefit of the Series 1996-4 Certificateholders. The Paying Agent shall have the revocable authority to make withdrawals from the Distribution Account.

          (c)  Administration of the Finance Charge Account, Reserve Account,
               --------------------------------------------------------------
Principal Account and Principal Funding Account.  Funds on deposit in the
- -----------------------------------------------
Principal Account, Finance

Charge Account, Reserve Account and Principal Funding Account shall at all times be invested in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Record Date occurring in the Monthly Period in which such funds were processed for collection. The Qualified Trust Institution which holds the Principal Account, Reserve Account, Finance Charge Account and Principal Funding Account shall maintain for the benefit of the Series 1996-4 Certificateholders and the Servicer, as their respective interests appear herein, possession of any negotiable instrument or security evidencing the Permitted Investments relating to the Principal Account, Reserve Account, Finance Charge Account or Principal Funding Account, as the case may be, described in clause (a) of the definition thereof from the time of purchase thereof until the time of maturity. At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Principal Account and the Finance Charge Account shall be deposited by the Servicer upon written notice to the Trustee in a separate deposit account with a Qualified Trust Institution in the name of the Servicer, which shall not constitute a part of the Trust, or shall otherwise be turned over by the Servicer not less frequently than monthly. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the Qualified Trust Institution which holds the Principal Account, Reserve Account, Finance Charge Account and Principal Funding Account in writing with respect to the investment of funds on deposit in the Principal Account, Reserve Account, Finance Charge Account and Principal Funding Account. For purposes of determining the availability of funds or the balances in the Finance Charge Account, Reserve Account, Principal Account and Principal Funding Account for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall, except as otherwise provided herein, be deemed not to be available or on deposit.

          (d) No Qualified Trust Institution shall be eligible to be the depository for any of the accounts established pursuant to this Section 4.03 unless it has agreed that, if it ceases to be a "Qualified Trust Institution", then (i) such entity shall provide the Trustee, the Enhancement Provider, and the Servicer with prompt written notice that it is no longer a "Qualified Trust Institution" and (ii) transfer the funds deposited in each of the accounts in the manner directed by the Servicer within 10 Business Days of the day on which such entity ceased to be a "Qualified Trust Institution".

          SECTION 4.04.  Allocations.
                         -----------

          (a)  Allocation Adjustment.  Unless the Servicer is depositing
               ---------------------
Collections monthly pursuant to Section 4.02(a) of the Agreement, on each Collection Recomputation Date to and including the Collection Recomputation Date after the Collection Recomputation Date referred to in clause (ii) below, the Servicer shall recompute the allocations to the Series 1996-4 Certificates previously made pursuant to subsections 4.01(d), 4.02(a), 4.02(b), 4.04(c), 4.04(d) and 4.04(e):

          (i) in the case of a Collection Recomputation Date which occurs prior to the Conversion Date, during each Billing Cycle which ended during the preceding Monthly Period; and

          (ii) in the case of the Collection Recomputation Date which occurs in the Monthly Period in which the Conversion Date occurs, during each Billing Cycle which ended during the preceding Monthly Period and on any other Date of Processing during such Monthly Period;

(such allocations with respect to any such period, the "Estimated Allocations")
                                                        ---------------------
based on the Collected Finance Charge Receivables and the Collected Principal Receivables (such allocations with respect to any such period, the "Actual
                                                                    ------
Allocations"), and based on the Actual Allocations of Finance Charge Receivables
- -----------
and Principal Receivables not later than 11:00 a.m. New York City time on the Transfer Date following such Collection Recomputation Date:

          (A) make any necessary deposits or withdrawals with respect to the Finance Charge Account, the Principal Account, and the Series 1996-4 Retention Subaccount such that the amount on deposit in such Finance Charge Account and such Principal Account with respect to such Monthly Period is equal to the Actual Allocation of Finance Charge Receivables and the Actual Allocation of Principal Receivables, respectively;

          (B) pay to the Holder of the Exchangeable Seller Certificate any underpayment with respect to allocations of Principal Receivables or Finance Charge Receivables with respect to such Monthly Period;

          (C) notify the Holder of the Exchangeable Seller Certificate of the amount of any overpayment to such Holder and the Holder of the Exchangeable Seller Certificate shall deposit into the Finance Charge Account, the Principal Account or the Series 1996-4 Retention Subaccount, as the case may be, as provided in the notice from the Servicer, the amount of any overpayment to such Holder which such recomputation discloses; and

          (D) for the purposes of administrative convenience, payments to be made to the Holder of the Exchangeable Seller Certificate and deposits to be made by the Holder of the Exchangeable Seller Certificate pursuant to
     Section 4.04(a) may be netted against each other.

          (b) It is the intention of the parties hereto that Section 4.04(a) be construed so that the reallocation provided for therein shall result in the Series 1996-4 Certificateholders and the Collateral Interest Holder on the one hand and the Holder of the Exchangeable Seller Certificate on the other hand being in the same position they would have been in if the Estimated Allocations had been based upon actual Collections of Finance Charge Receivables and actual Collections of Principal Receivables.

          (c)  Allocations During the Revolving Period.  During the Revolving
               ---------------------------------------
Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, pay from the Collection Account (or, if applicable, the Principal Account) the following amounts as set forth below:

          (i) Deposit in the Finance Charge Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing (or during such Monthly Period, as applicable).

         (ii) Deposit in the Series 1996-4 Collection Subaccount for application, to the extent required by Section 4.11, as Reallocated Principal Collections on the related Transfer Date, an amount equal to the product of (A) the sum of the Class B Principal Percentage and the Collateral Floating Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the previous Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement), (B) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (C) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable), and if on the related Determination Date such amounts are determined to exceed Reallocated Principal Collections for the related Transfer Date, the excess shall be applied on or before such Transfer Date in accordance with clause (iii) below.

        (iii)  If any other Principal Sharing Series is outstanding and in its Amortization Period, retain in the Collection Account for application, to the extent of any Principal Shortfall with respect to such other Principal Sharing Series, as Shared Principal Collections on the related Transfer Date, and otherwise pay to the Holder of the Exchangeable Seller Certificate, an amount equal to (A) the product of (1) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable) less (B) the amount of Collections applied pursuant to clause
     (ii) above; provided, however, that in the event that the amount to be paid to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.04(c)(iii) with respect to any Date of Processing (or during such Monthly Period, as applicable) exceeds (such excess hereinafter referred to as the "Excess Amount") the Seller Interest (determined without
                         -------------
     regard to any amounts on deposit in the Retention Account, "Excess Amounts", "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) on such Date of Processing (or at the close of business on the last Business Day of such Monthly Period, as applicable) after giving effect to the inclusion in the Trust of all Receivables created on or prior to such date and the application of payments referred to in subsection 4.01(d), the Excess Amount shall be deposited into the Principal Account to be treated, during any Amortization Period, as Available Principal Collections for the first Monthly Period thereof unless otherwise provided in this Section 4.04; further, provided, however, that in the event that, on any Date of

     Processing (or at the close of business on the last Business day of such Monthly Period, as applicable) on or after the Implementation Date, the Retention Percentage is less than the Required Retention Percentage, the Servicer shall, after giving effect to the transfer of the Excess Amount required by the preceding proviso, deposit in the Series 1996-4 Retention Subaccount an amount equal to the amount otherwise payable to the Holder of the Exchangeable Seller Certificate pursuant to this clause 4.04(c)(iii). If, after the Implementation Date, on any Determination Date with respect to an Amortization Period, the Seller's Interest (as determined above) is less than zero, an amount equal to the Principal Allocation Percentage of such deficiency (less amounts previously deposited in the Principal Account with respect to such deficiency pursuant to this subsection 4.04(c)(iii) and subsection 4.04(d)(iii)) shall be transferred from the Series 1996-4 Retention Account to the Principal Account to be applied as Available Principal Collections on the related Transfer Date.

         (iv) If, on any Business Day, (x) Excess Amounts are on deposit in the Principal Account, and (y) after application of the Collections deposited on such Business Day in accordance with subsections 4.01(d), 4.04(c)(iii) and 4.04(d)(iii), the Seller Interest (determined without regard to any amounts on deposit in the Retention Account, "Excess Amounts", "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) exceeds zero, (A) the Servicer shall, if such Business Day occurs before the Implementation Date, withdraw, or instruct the Trustee to withdraw, and in such case the Trustee shall withdraw, from the Principal Account funds in an amount equal to the lesser of (1) the Seller Interest (as determined above) on such Business Day and (2) the Excess Amounts then on deposit in the Principal Account and pay such funds to the Holder of the Exchangeable Seller Certificate, and (B) if such Business Day occurs on or after the Implementation Date and the Retention Percentage is greater than the Required Retention Percentage, the Servicer shall withdraw, or instruct the Trustee to withdraw, and in such case the Trustee shall withdraw, from the Principal Account and pay to the Holder of the Exchangeable Seller Certificate, funds in an amount equal to the lesser of (i) the Excess Amounts then on deposit in the Principal Account and (ii) the product of (x) the Pool Amount on such date of determination and (y) the amount by which the Retention Percentage on such date of determination exceeds the Required Retention Percentage on such date of determination.

          (d)  Allocations During the Controlled Accumulation Period.  During
               -----------------------------------------------------
the Controlled Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, pay from the Collection Account (or, if applicable, the Principal Account) the following amounts as set forth below:

          (i) Deposit in the Finance Charge Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing (or during such Monthly Period, as applicable);

         (ii) Deposit in the Series 1996-4 Collection Subaccount for application, to the extent required by Section 4.11, as Reallocated Principal Collections on the related Transfer Date an amount equal to the product of (A) the sum of the Class B Principal Percentage and the Collateral Principal Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the previous Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement), (B) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (C) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable), and if on the related Determination Date such amounts are determined to exceed Reallocated Principal Collections for the related Transfer Date, the excess shall be applied on or before such Transfer Date in accordance with clause (iii) below.

        (iii) Deposit in the Principal Account an amount, if any, equal to (A) the product of (1) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable) (for any such Date of Processing, a "Percentage Allocation") less (B) the amount of Collections applied
      ---------------------
     pursuant to clause (ii) above; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period (the "Monthly Total Percentage Allocation")
                                      -----------------------------------
     exceeds the sum of the Controlled Accumulation Amount and the Accumulation Shortfall for such Monthly Period (the "Controlled Deposit Amount"), then
                                             -------------------------
     such excess (the "Controlled Excess Amount") shall not be treated as a
                       ------------------------
     Percentage Allocation and shall, if any other Principal Sharing Series is outstanding and in its Amortization Period, be retained in the Collection Account for application, to the extent of any Principal Shortfall with respect to such Principal Sharing Series, as Shared Principal Collections on the related Transfer Date, and otherwise be paid to the Holder of the Exchangeable Seller Certificate up to the Seller Interest (determined without regard to any amounts on deposit in the Retention Account, "Excess Amounts", "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) and thereafter shall be applied in the manner described in the two immediately following sentences; provided further, that if on the last day of the Monthly Period the Monthly Total Percentage Allocation is less than the Controlled Deposit Amount, then such deficit shall be the "Accumulation Shortfall" for the next succeeding Monthly Period and the Monthly Total Percentage Allocation shall be deposited to the Principal Account; further, provided, however, that the Accumulation Shortfall for the next succeeding Monthly Period shall be recomputed following the latest Collection Recomputation Date related to such Monthly Period, based on the adjustments, if any, made pursuant to subsection 4.04(a). In the event that, on any Date of Processing on which a Controlled Excess Amount exists, the Controlled Excess Amount exceeds the Seller Interest (as determined above) after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing, the Controlled Excess Amount shall be deposited into the Principal Account. In the event that, on any Date of Processing on or after the Implementation Date in which a Controlled Excess Amount is on deposit in the Principal Account, and the Retention Percentage is equal to or less than the Required Retention Percentage, the Servicer shall, after giving effect to the transfer of the Controlled Excess Amount referred to in the preceding sentence, withdraw, or instruct the Trustee to withdraw, and in such case the Trustee shall withdraw, from the Principal Account and deposit in the Series 1996-4 Retention Subaccount an amount equal to the amount otherwise payable to the Holder of the Exchangeable Seller Certificate pursuant to this clause 4.04(d)(iii).

         (iv) If, on any Business Day, (x) Controlled Excess Amounts are on deposit in the Principal Account and (y) after application of the Collections deposited on such Business Day in accordance with subsections 4.01(d), 4.04(c)(iii) and 4.04(d)(iii), the Seller Interest (determined without regard to any amounts on deposit in the Retention Account, "Excess Amounts", "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) exceeds zero, (A) the Servicer shall, if such Business Day occurs before the Implementation Date, withdraw, or instruct the Trustee to withdraw, and in such case the Trustee shall withdraw, from the Principal Account funds in an amount equal to the lesser of (1) the Seller Interest (as determined above) on such Business Day and (2) the Controlled Excess Amounts then on deposit in the Principal Account, and pay such funds to the Holder of the Exchangeable Seller Certificate, and (B) if such Business Day occurs on or after the Implementation Date and the Retention Percentage is equal to or greater than the Required Retention Percentage, the Servicer shall withdraw, or instruct the Trustee to withdraw, and in such case the Trustee shall withdraw, from the Principal Account and pay to the Holder of the Exchangeable Seller Certificate, funds in an amount equal to the lesser of
     (i) the Controlled Excess Amounts then on deposit in the Principal Account and (ii) the product of (x) the Pool Amount on such date of determination and (y) the amount by which the Retention Percentage on such date of determination exceeds the Required Retention Percentage on such date of determination.

          (e)  Allocations During the Rapid Amortization Period.  During the
               ------------------------------------------------
Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, pay from the Collection Account the following amounts as set forth below:

          (i) Deposit in the Finance Charge Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such Date of Processing (or during such Monthly Period, as applicable).

         (ii) Deposit in the Series 1996-4 Collection Subaccount for application, to the extent required by Section 4.11, as Reallocated Principal Collections on the related Transfer Date an amount equal to the product of (A) the sum of the Class B Principal Percentage and the Collateral Principal Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the previous Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement), (B) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Distribution Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (C) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable), and if on the related Determination Date such amounts are determined to exceed Reallocated Principal Collections for the related Transfer Date, the excess shall be applied on or before such Transfer Date in accordance with clause (ii) below.

        (iii) Deposit in the Principal Account an amount equal to (A) the product of (1) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable) less (B) the amount of Collections applied pursuant to clause
     (ii) above; provided, however, that after the date on which the Investor Interest has been reduced to zero, the amount determined in accordance with this subparagraph (iii) shall, if any other Principal Sharing Series is outstanding and in its Amortization Period or Accumulation Period, be retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Transfer Date, and otherwise be paid to the Holder of the Exchangeable Seller Certificate up to the Seller Interest, and the excess if any, will be allocated as a Principal Receivable in the manner provided in Article IV excluding any allocations to Series 1996-4.

          SECTION 4.05.  Determination of Monthly Interest.
                         ---------------------------------

          (a)  The amount of monthly interest ("Class A Monthly Interest")
                                                ------------------------
distributable with respect to the Class A Certificates on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Class A Certificate Rate and (ii) the outstanding principal amount of the Class A Certificates as of the close of business on the last day of the preceding Monthly Period; provided, however, that with respect to the first Distribution
                --------  -------
Date, Class A Monthly Interest will include accrued interest at the Class A Certificate Rate from and including the Closing Date to and excluding such Distribution Date.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"),
                                                  --------------------------
of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest

Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i)
                    ---------------------------
(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Certificateholders only to the extent permitted by applicable law.

          (b)  The amount of monthly interest ("Class B Monthly Interest")
                                                ------------------------
distributable with respect to the Class B Certificates on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) the outstanding principal amount of the Class B Certificates as of the close of business on the last day of the preceding Monthly Period; provided, however, that with respect to the first Distribution
                --------  -------
Date, Class B Monthly Interest will include accrued interest at the Class B Certificate Rate from and including the Closing Date to and excluding such Distribution Date.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"),
                                                  --------------------------
of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) (A) a fraction, the
  ---------------------------
numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate and
(ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to the Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Certificateholders only to the extent permitted by applicable law.

          (c) The amount of monthly interest distributable from the Distribution Account to the Collateral Interest Holder, which shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately prior Distribution Date (or in the case of the first Distribution Date, the Closing
Date) to (but excluding) such Distribution Date and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the related
     -----
Interest Period, times (ii) the Collateral Interest as of the close of business
                 -----
on the last day of the preceding Monthly Period (the "Collateral Monthly
                                                      ------------------
Interest").
- --------

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Collateral Interest Payment
                                                  ---------------------------
Shortfall"), of (x) the Collateral Monthly Interest for such Distribution Date
- ---------
over (y) the aggregate amount of funds allocated and available to pay such Collateral Monthly Interest on such Distribution Date. If the Collateral Interest Payment Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Collateral Additional Interest") equal to the
                             ------------------------------
product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times
(B) the Collateral Rate and (ii) such Collateral Interest Payment Shortfall (or the portion thereof which has not been paid to the Collateral Interest Holder) shall be payable as provided herein with respect to the Collateral Interest on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Collateral Interest Payment Shortfall is paid to the Collateral Interest Holder. Notwithstanding anything to the contrary herein, Collateral Additional Interest shall be payable or distributed to the Collateral Interest Holder only to the extent permitted by applicable law.

          SECTION 4.06.  Determination of Monthly Principal.
                         ----------------------------------

          (a)  The amount of monthly principal ("Class A Monthly Principal") to
                                                 -------------------------
be transferred from the Principal Account to the Distribution Account with respect to the Class A Certificates on each Transfer Date, beginning with the first to occur of (i) the first Transfer Date with respect to a Rapid Amortization Period, if any, and (ii) the first Transfer Date with respect to the Controlled Accumulation Period, shall be equal to the least of (x) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (y) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for the related Distribution Date and (z) the Class A Adjusted Investor Interest on such Transfer Date.

          (b)  The amount of monthly principal ("Class B Monthly Principal") to
                                                 -------------------------
be transferred from the Principal Account to the Distribution Account with respect to the Class B Certificates on each Transfer Date, beginning with the Transfer Date with respect to Class B Principal Commencement Date, shall be equal to the least of (x) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such
                                                      -----
Available Principal Collections to be applied to Class A Monthly Principal on the related Distribution Date) and (y) the Class B Investor Interest on such Transfer Date.

          (c)  The amount of monthly principal (the "Collateral Monthly
                                                     ------------------
Principal") to be distributed from the Principal Account to the Collateral
- ---------
Interest Holder with respect to the Collateral Interest on each Transfer Date shall be (A) during the Revolving Period following any reduction of the Required Collateral Interest pursuant to clause (3) of the proviso in the definition thereof an amount equal to the lesser of (1) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.09 and 4.11) over the Required Collateral Interest on such Transfer Date, or (2) the Available Principal Collections on such Transfer Date or (B) during the Controlled Accumulation Period or Rapid Amortization Period an amount equal to the lesser of (1) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.09 and 4.11) over the Required Collateral Interest on such Transfer Date, or (2) the excess, if any, of (i) the Available Principal Collections on such Transfer Date over (ii) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date.

          SECTION 4.07.  Required Amount.
                         ---------------

          (a) With respect to each Transfer Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"),
                                                    -----------------------
if any, by which (a) the sum of (i) Class A Monthly Interest for the related Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders, (iii) any Class A Additional Interest for the related Distribution Date and any Class A Additional Interest previously due but not paid to the Class A Certificateholders, (iv) the Class A Servicing Fee for such Transfer Date, (v) any Class A Servicing Fee previously due but not paid to the Servicer, and (vi) the Class A Investor Default Amount, if any, for such Transfer Date exceeds (b) the Class A Available Funds. In the event that the Class A Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation.

          (b) With respect to each Transfer Date, on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"),
                                                    -----------------------
if any, by which (a) the sum of (i) Class B Monthly Interest for the related Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders, (iii) any Class B Additional Interest for the related Distribution Date and any Class A Additional Interest previously due but not paid to the Class B Certificateholders, (iv) the Class B Servicing Fee for such Transfer Date, (v) any Class B Servicing Fee previously due but not paid to the Servicer, and (vi) the Class B Investor Default Amount, if any, for such Transfer Date exceeds (b) the Class B Available Funds. In the event that the Class B Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation.

          SECTION 4.08.  Application of Class A Available Funds, Class B
                         -----------------------------------------------
Available Funds, Collateral Available Funds and Available Principal Collections.
- -------------------------------------------------------------------------------
The Servicer shall apply, or shall cause the Trustee to apply, on each Transfer Date, Class A Available Funds, Class B Available Funds, Collateral Available Funds on deposit in the Finance Charge Account and Available Principal Collections on deposit in the Principal Account, in each case with respect to such Transfer Date, to make the following distributions:

          (a) On each Transfer Date, an amount equal to the Class A Available Funds with respect to such Transfer Date will be distributed in the following priority:

                (i) an amount equal to Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest
                             ----
          previously due but not distributed to Class A Certificateholders, plus
                                                                            ----
          the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders on a prior

          Distribution Date, shall be transferred to the Distribution Account for payment to the Class A Certificateholders;

               (ii) an amount equal to the Class A Servicing Fee for such Transfer Date, plus the amount of any Class A Servicing Fee previously
                         ----
          due but not distributed to the Servicer on a prior Transfer Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with
          Section 4.02 of the Agreement);

              (iii) an amount equal to the Class A Investor Default Amount for such Transfer Date shall be treated as a portion of Available Principal Collections for such Transfer Date and deposited into the Principal Account; and

               (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.10.

          (b) On each Transfer Date, an amount equal to the Class B Available Funds with respect to such Transfer Date will be distributed in the following priority:

                (i) an amount equal to Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest
                             ----
          previously due but not distributed to Class B Certificateholders, plus
                                                                            ----
          the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be transferred to the Distribution Account for payment to the Class B Certificateholders;

               (ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus the amount of any Class B Servicing Fee previously
                         ----
          due but not distributed to the Servicer on a prior Transfer Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with
          Section 4.02 of the Agreement); and

              (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.10.

          (c) On each Transfer Date an amount equal to the Collateral Available Funds with respect to the Distribution Date will be distributed in the following priority:

                (i) during any period in which neither Chase USA nor an affiliate thereof is Servicer, an amount equal to the Collateral Interest Servicing Fee for such Transfer Date plus the amount of any Collateral Interest Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.02 of the Agreement); and

               (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.10.

          (d) On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Principal Account for the related Monthly Period up to an amount equal to Collateral Monthly Principal for such Transfer Date will be distributed to the Collateral Interest Holder in accordance with the Loan Agreement and the remainder of such Collections shall be treated as Shared Principal Collections and applied in accordance with Sections 4.04 and 4.13.

          (e) On each Transfer Date with respect to the Controlled Accumulation Period or a Rapid Amortization Period, an amount equal to the Available Principal Collections deposited in the Principal Account for the related Monthly Period will be applied in the following priority:

                (i) an amount equal to Class A Monthly Principal for the related Distribution Date, up to the Class A Investor Interest on such Transfer Date, shall be (A) during the Controlled Accumulation Period deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period transferred to the Distribution Account for payment to the Class A Certificateholders;

               (ii) for each Transfer Date beginning on the Class B Principal Commencement Date, an amount equal to Class B Monthly Principal for the related Distribution Date, up to the Class B Investor Interest on such Transfer Date, shall be transferred to the Distribution Account for payment to the Class B Certificateholders; and

              (iii)  for each Transfer Date, after giving effect to paragraphs
          (i) and (ii) above, an amount equal to the balance, if any, of such Available Principal Collections then on deposit in the Collection Account up to an amount equal to Collateral Monthly Principal for such Distribution Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement and the remainder of such Collections shall be treated as Shared Principal Collections and applied in accordance with Sections 4.04 and 4.13 hereof.

          (f) On the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

          (g) The Controlled Accumulation Period is scheduled to commence at the close of business on April 30, 1998; provided, however, that, if the
                                          --------  -------
     Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Class A Scheduled

     Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the December 1997 Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however,
                                                           --------  -------
     that the Accumulation Period Length will not be determined to be less than one month.

          SECTION 4.09.  Defaulted Amounts; Investor Charge-Offs.
                         ---------------------------------------

          (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Transfer Date. If, on any Transfer Date, the Class A Required Amount for the related Monthly Period exceeds the sum of (x) the sum of Reallocated Class B Principal Collections and Reallocated Collateral Principal Collections with respect to such Monthly Period and (y) the amount of Excess Spread and the Excess Finance Charge Collections allocable to Series 1996-4 with respect to such Monthly Period, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced, as of the related Distribution Date, by the amount by which the Collateral Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest shall be reduced to zero and the Class A Investor Interest shall be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Transfer Date over the aggregate amount of the reductions, if any, of the Collateral Interest and the Class B Investor Interest for such Distribution Date (a "Class A Investor Charge-Off").
                                                 ---------------------------
Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Investor Interest increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available on the related Transfer Date for that purpose pursuant to Section 4.10(b). References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class shall not be reduced below zero.

          (b) On each Determination Date, the Servicer shall calculate the Class B Investor Default Amount, if any, for the related Transfer Date. If, on any Transfer Date, the Class B Investor Default Amount for such Distribution Date exceeds the Excess Spread and Excess Finance Charge Collections with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to Section 4.10(e) and not required to be applied pursuant to clause (a) above, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.09(a) above) will be reduced, as of the related Distribution Date, by the amount of such excess but not by more than the lesser of the Class B Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.09(a) above) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and then the Class B Investor Interest shall be reduced by the amount of the excess, but not by more than the excess of the Class B Investor Default Amount over the aggregate amount of reductions, if any, of the Collateral Interest (other than reductions pursuant to clause (a) above) for such Distribution Date (a "Class B
                                                                        -------
Investor Charge-Off").  Class B Investor Charge-Offs shall thereafter be
- -------------------
reimbursed and the Class B Investor Interest increased as of the related Distribution Date (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge-Offs) on any Transfer Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.10(f). References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class shall not be reduced below zero.

          (c) On or before each Transfer Date, the Servicer shall calculate the Collateral Default Amount. If on any Transfer Date, the Collateral Default Amount for the prior Monthly Period exceeds the amount of Excess Spread and Excess Finance Charge Collections which are allocated and available to fund such amount pursuant to subsection 4.10(i), the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Interest for such Distribution Date (a "Collateral Charge-Off"). The Collateral Interest will after any reduction
- ----------------------
pursuant to this Section 4.09 be reimbursed on any Distribution Date by the amount of the Excess Spread allocated and available on the related Transfer Date for that purpose as described under subsection 4.10(j).

          SECTION 4.10.  Excess Spread; Excess Finance Charge Collections.  The
                         ------------------------------------------------
Servicer shall apply, or shall cause the Trustee to apply, on each Transfer Date, Excess Spread and Excess Finance Charge Collections allocated to Series 1996-4 with respect to the related Monthly Period, to make the following distributions in the following order of priority:

          (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date shall be transferred by the Trustee to fund any deficiency pursuant to Sections 4.08(a)(i), (ii) and (iii); provided, however, that in the event the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1996-4, such Excess Spread and Excess Finance Charge Collections shall be applied first to pay amounts due with respect to such Transfer Date pursuant to Section 4.08(a)(i), second, to pay the Class A Servicing Fee pursuant to Section 4.08(a)(ii) and third to pay the Class A Investor Default Amount for such Transfer Date pursuant to
     Section 4.08(a)(iii);

          (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed as provided in
     Section 4.09(a) (after giving effect to the allocation on such Transfer Date of any amount for that purpose pursuant to Section 4.09(a)) shall be deposited in the Principal Account and treated as a portion of Available Principal Collections for such Transfer Date;

          (c) an amount equal to the sum of (i) any Class B Monthly Interest to become due on the related Distribution Date but not funded from amounts transferred to the Distribution Account on such Transfer Date and any Class B Monthly Interest not distributed to the Class B Certificateholders on a prior Distribution Date and (ii) the amount of any Class B Additional Interest previously due but not funded from amounts transferred to the Distribution Account on such Transfer Date and any Class B Additional Interest not distributed to the Class B Certificateholders on a prior Distribution Date, after giving effect to the allocation in Section 4.08(b)(i), shall be transferred to the Distribution Account for payment to the Class B Certificateholders;

          (d) an amount equal to any Class B Servicing Fees due but not paid to the Servicer either on such Transfer Date or a prior Transfer Date shall be paid to the Servicer;

          (e) an amount equal to the Class B Investor Default Amount for such Transfer Date shall be deposited in the Principal Account and treated as a portion of Available Principal Collections for such Transfer Date;

          (f) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Investor Interest" in this Series Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be deposited in the Principal Account and treated as a portion of Available Principal Collections for such Transfer Date;

          (g) an amount equal to the Collateral Monthly Interest for the related Distribution Date, plus the amount of any Collateral Monthly
                                ----
     Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, plus the amount of any Collateral
                                          ----
     Additional Interest for such Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date shall be deposited in the Distribution Account for payment to the Collateral Interest Holder in accordance with the Loan Agreement;

          (h) an amount equal to any Monthly Investor Servicing Fees due but not paid to the Servicer either on such Transfer Date or on a prior Transfer Date shall be paid to the Servicer;

          (i) an amount equal to the Collateral Default Amount, if any, for the prior Monthly Period shall be deposited in the Principal Account and treated as a portion of Available Principal Collections for such Transfer Date;

          (j) an amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be deposited into the Principal Account and treated as a portion of Available Principal Collections for such Transfer Date;

          (k) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.15(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

          (l) an amount equal to the aggregate of any other amounts then payable (including any such amounts payable only when funds are available therefor), other than any such amounts that may be payable to the Seller, pursuant to the Loan Agreement (to the extent such amounts are payable pursuant to the Loan Agreement out of Excess Finance Charge Collections and Excess Spread) shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

          (m) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One or to the Holder of the Seller Certificate as described in Section 4.12.

          SECTION 4.11.  Reallocated Principal Collections.  On or before each
                         ---------------------------------
Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw from the
                                      ---------
Series 1996-4 Collection Subaccount and apply the Reallocated Principal Collections for such Transfer Date to make the following distributions on each Distribution Date in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections with respect to the related Monthly Period shall be applied pursuant to subsections 4.08(a)(i), (ii) and (iii); and

          (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to subsections 4.10(c), (d) and (e) on such Transfer Date shall be applied pursuant to subsections 4.08(b)(i), (ii) and 4.10(e).

          On each Distribution Date, the Collateral Interest shall be reduced by the amount of Reallocated Principal Collections for the Transfer Date preceding such Distribution Date. In the event that such reduction would cause the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Distribution Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Distribution Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the

Collateral Interest would have been reduced below zero. In the event that the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Distribution Date) to be a negative number on any Distribution Date, Reallocated Principal Collections shall be reallocated on the related Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Distribution Date) to be reduced to zero. References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class not be reduced below zero.

          SECTION 4.12.  Group One Excess Finance Charge Collections.  Series
                         -------------------------------------------
1996-4 shall be included in Group One. Excess Finance Charge Collections with respect to all Series in Group One for any Transfer Date will be allocated to Series 1996-4 in the event that Series 1996-4 has not produced Excess Finance Charge Collections with respect to such Transfer Date in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Series in Group One for such Transfer Date and (y) a fraction, the numerator of which is the Investor Interest for Series 1996-4 for such Transfer Date and the denominator of which is the aggregate amount of Investor Interests (as defined in each Supplement) for all Series which have not produced Excess Finance Charge Collections with respect to such Transfer Date. Any Excess Finance Charge Collections allocated to a Series in Group One which, when applied under this Section and the applicable Series Supplement, would produce Excess Finance Charge Collections with respect to such Series for such Transfer Date shall, to the extent of such latter excess, be paid to the Holder of the Seller Certificate. The sharing of Excess Finance Charge Collections among Series in Group One will cease if the Seller shall deliver to the Trustee an Officer's Certificate to the affect that, in the reasonable belief of the Seller, the continued sharing of Excess Finance Charge Collections among Series in Group One would have adverse regulatory implications with respect to the Seller.

          SECTION 4.13.  Shared Principal Collections.  Shared Principal
                         ----------------------------
Collections for any Transfer Date will be allocated to Series 1996-4 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 1996-4 for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date. The "Principal Shortfall" for Series 1996-4 will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of, prior to the date on which the Series 1996-4 Certificates are paid in full, the Controlled Deposit Amount with respect to such Distribution Date and, thereafter, the Collateral Interest, over, in either case, the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and
(c) for any Distribution Date with respect to a Rapid Amortization Period, the excess, if any, of the Investor Interest over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections). "Principal Shortfall" for other Series in
                                    -------------------
Group One shall have the meaning set forth in the related Series Supplement.

          SECTION 4.14.  Principal Funding Account.
                         -------------------------

          (a) The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.08(e).

          (b) On the Transfer Date occurring in the month following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds applied pursuant to subsection 4.08(a).

          Any Excess Principal Funding Investment Proceeds shall be paid to the holder of the Exchangeable Seller Certificate on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall shall be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.15(d).

          SECTION 4.15.  Reserve Account.
                         ----------------

          (a) The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.10(k).

          (b) Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawals on or prior to the following Transfer Date. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in the Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On or before each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest and or before the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period; provided,
                                                                   --------
however, that such amount will be reduced to the extent that funds otherwise
- -------
would be available for deposit in the Reserve Account number Section 4.10(k) with respect to such Transfer Date.

          (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date.

          (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay in accordance with the Loan Agreement, an amount equal to such Reserve Account Surplus.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Transfer Date relating to the Rapid Amortization Period and (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Rapid Amortization Period and the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1996-4 Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

          SECTION 4.16.  Time of Deposits and Withdrawals.  Any deposit,
                         --------------------------------
withdrawal, transfer or other payment required to be made to or from the Collection Account, Finance Charge Account, Principal Account, Distribution Account or Series 1996-4 Retention Subaccount shall be deemed to occur when the instructions with respect to such deposit, withdrawal, transfer or other payment have been transmitted over the applicable automated payment system.

          SECTION 4.17.  Conversion from Collections during Billing Cycles to
                         ----------------------------------------------------
Collections during Monthly Periods.
- ----------------------------------

          (a) The Servicer may deliver to the Trustee and the Rating Agency a notice that it has changed the software that it uses to service the Accounts and that, effective as of a certain date specified in such notice (the "Notice
                                                                    ------
Date"), and on each day thereafter, the Servicer is able to calculate the
- ----
aggregate amount of Receivables, Finance Charge Receivables and

Principal Receivables effective as of any date of determination, and is not limited to calculating such amounts by reference to the amount thereof as of the end of each Billing Cycle. The "Conversion Date" shall occur on the later of:
                                 ---------------

               (i) the first day of any Monthly Period specified in such notice;

              (ii) the first day of any Monthly Period following the amendment of the Agreement such that:

                    (A) the Aggregate Receivables, Aggregate Finance Charge Receivables and Aggregate Principal Receivables on any date of determination shall equal the aggregate amount hereof as of the close of business on the last day of the Monthly Period preceding such date of determination;

                    (B) Collections which are available for distribution on any Transfer Date shall be based on Collections received during the preceding Monthly Period, not on Collections received during Billing Cycles which ended during the preceding Monthly Period;

                    (C) the Agreement no longer refers to Collections received or allocated during Billing Cycles;

                    (D) the Portfolio Yield for the Monthly Period in which the Conversion Date occurs shall be adjusted, if necessary, to compensate for any distortion in the Portfolio Yield resulting from such conversion; and

                    (E) such other matters as may be required by the Trustee, the Rating Agency or the Servicer to accomplish the intent of the foregoing;

provided, however, that the Rating Agency shall have confirmed in writing that such amendment will not result in the Rating Agency's reducing or withdrawing its rating on any then outstanding Series rated by it.

          (b) Notwithstanding anything contained in the Agreement to the contrary, the Agreement may be amended pursuant to Section 13.01(a)(i) from time to time by the Seller, the Servicer and the Trustee and without the consent of the Certificateholders, (i) to amend the reallocation provisions of Section 4.02(b) and Section 4.04 to accomplish the intention expressed in Section 4.04(b), and (ii) to accomplish the intention expressed in Section 4.17(a).
Such amendment may also amend the provisions of the Agreement regarding the Retention Account in order to continue the operation of such Account, modify the provisions regarding deposits into or withdrawals from such Account (provided that only amounts which would otherwise be payable to the Holder of the Exchangeable Seller Certificate may be used to fund such Account) and provided that funds therein may be treated as Principal Receivables for purposes of satisfying the Minimum Seller Interest and Minimum Aggregate Principal Receivables requirements of Section 2.06(a) and 6.09(b).

          (c) On the Determination Date related to the Conversion Month, the Servicer shall withdraw, or instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions shall, withdraw and pay to the Holder of the Exchangeable Seller Certificate on the succeeding Transfer Date, an amount equal to the amount by which (i) the Collections of Finance Charge Receivables processed during each Billing Cycle which ended during the Conversion Month and Collections of Finance Charge Receivables processed on any other Date of Processing during the Conversion Month, in each case which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV, exceeds (ii) the Available Finance Charge Collections for the Conversion Month.


                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                              CERTIFICATEHOLDERS

                        (THE FOLLOWING PORTION OF THIS
                 ARTICLE IS APPLICABLE ONLY TO SERIES 1996-4.)

          SECTION 5.01.  Distributions.  On each Distribution Date, the Paying
                         -------------
Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.04(b)) to each Series 1996-4 Certificateholder of record on the immediately preceding Record Date and the Collateral Interest Holder (other than as provided in Section 2.04(e) or Section
12.03 hereof respecting a final distribution) such Certificateholder's pro rata
                                                                       --- ----
share (based on the aggregate Undivided Interests represented by Series 1996-4 Certificates held by such Certificateholder and the Collateral Interest Holder) of amounts on deposit in the Distribution Account as are payable to the Series 1996-4 Certificateholders of such Class pursuant to Sections 4.08 and 4.10 hereof by check mailed to each Certificateholder except that (i) with respect to Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) with respect to the Collateral Interest, such distribution shall be made in accordance with the Loan Agreement.

          SECTION 5.02.  Monthly Certificateholders' Statement.
                         -------------------------------------

          (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 1996-4 Certificateholder, the Rating Agency and any Series 1996-4 Certificate Owner, upon the written request of such Series 1996-4 Certificate Owner, a statement substantially in the form of Exhibit C hereto prepared by the Servicer setting forth among other things the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

          (i)    the total amount distributed on such Distribution Date;

          (ii) the amount of such distribution, if any, allocable to Certificate Principal of each Class;

          (iii) the amount of such distribution allocable to Certificate Interest of each Class;

          (iv) the amount of Collections of Principal Receivables processed during (A) the Billing Cycles which ended during the preceding Monthly Period, (B) the Billing Cycles which ended during the preceding Monthly Period and on any other Date of Processing during such Monthly Period or
     (C) the preceding Monthly Period, as appropriate, and allocated in respect of the Series 1996-4 Certificates;

          (v) the aggregate amount of Principal Receivables, the Investor Interest, the Class A Investor Interest, the Class B Investor Interest, the Collateral Interest as a percentage of the aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the preceding Monthly Period, the Class A Floating Percentage, the Class B Floating Percentage, the Class B Principal Percentage, the Collateral Floating Percentage and the Collateral Principal Percentage;

          (vi) the aggregate outstanding balance of Accounts which are up to 29, 30-59, 60-89 and 90 or more days delinquent in accordance with the Servicer's then existing Account Guidelines as of the end of the day on the last day of,the related Billing Cycle which ended during the preceding Monthly Period;

          (vii) the Aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Default Amount, in each case for the preceding Monthly Period;

          (viii) the Investor Charge Offs, Class A Charge Offs, Class B Charge Offs and Collateral Charge Offs for the preceding Monthly Period;

          (ix) the Investor Charge Offs, Class A Charge Offs, Class B Charge Offs and Collateral Charge Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

          (x) the Investor Monthly Servicing Fee, Class A Monthly Servicing Fee, Class B Monthly Servicing Fee and Collateral Monthly Servicing Fee for the preceding Monthly Period;

          (xi) the Available Collateral Interest and the Required Collateral Interest, each as of the close of business on such Distribution Date;

          (xii) the aggregate amount of Collections of Finance Charge Receivables during (A) the Billing Cycles which ended during the preceding Monthly Period, (B) the Billing Cycles which ended during the preceding Monthly Period and on any other Date of

     Processing during such Monthly Period or (C) the preceding Monthly Period, as appropriate, and allocated in respect of the Series 1996-4 Certificates;

          (xiii)  Accumulation Shortfall; and

          (xiv)  the Pool Factor as of the preceding Record Date.

          The Monthly Certificateholders' Statement, the Monthly Payment Instructions and Notification to the Trustee and the Servicer's Certificate shall be substantially in the form of Exhibits C, B and D, respectively, hereto,
                                      -------------     -
with such changes as the Servicer may determine to be necessary or desirable; provided, however, that no such change shall serve to exclude information required by this subsection 5.02(a). The Servicer shall, upon making such determination, deliver to the Trustee and the Rating Agency an Officer's Certificate to which shall be annexed the form of such Exhibit, as so changed. Upon the delivery of such Officer's Certificate to the Trustee, such Exhibit, as so changed, shall for all purposes of this Agreement constitute such Exhibit. The Trustee may conclusively rely upon such Officer's Certificate as to such change conforming to the requirements of this Agreement.

          (b)  Annual Certificateholders' Tax Statement.  On or before January
               ----------------------------------------
31 of each calendar year, beginning with calendar year 1997, the Servicer shall furnish to the Paying Agent, who shall distribute to each Person who at any time during the preceding calendar year was a Series 1996-4 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1996-4 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1996-4 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1996-4 Certificateholders to prepare their tax returns. Such obligations of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          SECTION 9.  Series 1996-4 Pay Out Events.  If any one of the following
                      ----------------------------
events shall occur during the Revolving Period or the Controlled Accumulation Period with respect to the Series 1996-4 Certificates:

          (a) failure on the part of the Seller or the Holder of the Exchangeable Seller Certificate (i) to make any payment or deposit required by the terms of (A) the Agreement relating to the Series 1996-4 Certificates, or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Agreement, which failure has a material adverse effect on the Series 1996-4 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Enhancement Provider or the Holders of Series

     1996-4 Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1996-4, and continues to affect materially and adversely the interests of the Series 1996-4 Certificateholders for such period;

          (b) any representation or warranty made by the Seller in the Agreement, including this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section 2.01, 2.06 or 3.04(c), (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Enhancement Provider or the Holders of the Series 1996-4 Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1996-4, and (ii) as a result of which the interests of the Series 1996-4 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1996-4 Pay Out Event pursuant to this subsection 9.01(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions hereof;

          (c) the Portfolio Yield averaged for any three consecutive Monthly Periods is reduced to a rate which is less than the Base Rate averaged over the same three Monthly Periods;

          (d) the Seller shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.06(a) of the Agreement; or

          (e) any Servicer Default shall occur which would have a material adverse effect on the Holders of the Series 1996-4 Certificates; or

          (f) the Class A Investor Interest shall not be paid in full on the Class A Scheduled Payment Date or the Class B Investor Interest shall not be paid in full on the Class B Scheduled Payment Date;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1996-4 Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of this Series by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1996-4 Pay
                                                             -----------------
Out Event") has occurred and shall be deemed to have occurred as of the date of
- ---------
such notice, and in the case of any event described in subparagraphs (c), (d) or
(f), a Series 1996-4 Pay Out Event shall occur without any notice or other action on the part of the Trustee, the Enhancement Provider or the Series 1996-4 Certificateholders immediately upon the occurrence of such event.

          SECTION 10.  Series 1996-4 Termination.
                       -------------------------

          In the event that the final distribution of principal and interest to the Series 1996-4 Certificateholders has not occurred before the Distribution Date occurring in the second month preceding the month in which the Scheduled Series 1996-4 Termination Date occurs (the "Extension Date"), the right of
                                            --------------
Series 1996-4 Certificateholders to receive payments from the Trust may, by vote of the Holders of Series 1996-4 Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Investor Interest of any Class of this Series prior to the Transfer Date in the month immediately preceding the month in which the Scheduled Series 1996-4 Termination Date occurs, be extended until the earlier of (i) the February 2003 Distribution Date or (ii) the day after the Distribution Date following the date on which funds shall have been deposited in the Distribution Account sufficient to pay the Investor Interest plus Series 1996-4 Certificate interest accrued through and including the last day of the month preceding the month in which such Distribution Date occurs (the "Series
                                                                       ------
1996-4 Final Termination Date").  The Trustee shall notify the Series 1996-4
- -----------------------------
Certificateholders, by notice given by first-class mail to such Series 1996-4 Certificateholders at their addresses as they appear on the Certificate Register, no later than the Extension Date, that: (i) unless the requisite percentage of Holders of Series 1996-4 Certificates as of the Record Date immediately succeeding the Extension Date vote to extend the right of the Series 1996-4 Certificateholders to receive payments from the Trust until the Final Series 1996-4 Termination Date prior to the Transfer Date in the month immediately preceding the month in which the Scheduled Series 1996-4 Termination Date occurs, the right of the Series 1996-4 Certificateholders from the Trust will terminate on the Scheduled Series 1996-4 Termination Date; and (ii) (unless the Rating Agency notifies the Trustee to the contrary prior to such Record
Date) that the ratings assigned to the Series 1996-4 Certificates by the Rating Agency will be withdrawn on the Scheduled Series 1996-4 Termination Date. In the event that the Series 1996-4 Certificateholders of any Class vote to extend the right of the Series 1996-4 Certificateholders to receive payments from the Trust, the Servicer shall continue to collect payments on the Receivables and apply such Collections as provided in Article IV, and the Series 1996-4 Certificates of each Class shall be treated as a single Class of Class A Certificates for all purposes of this Series Supplement except that the interest rate for each Class shall continue to be the respective rate provided herein for such Class.

          SECTION 11.  Ratification and Reaffirmation of Pooling and Servicing
                       -------------------------------------------------------
Agreement.  As supplemented by this Series Supplement, the Agreement is in all
- ---------
respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

          SECTION 12.  Ratification and Reaffirmation of Representations and
                       -----------------------------------------------------
Warranties.  Except as otherwise provided in the Agreement, each of the Seller,
- ----------
the Servicer and the Trustee hereby ratify and reaffirm its representations and warranties contained in the Agreement as follows: (a) with respect to the Seller, the representations and warranties contained in (i) Section 2.03, (ii)
Section 2.04(a) (with respect to the Agreement as supplemented by this Series Supplement) and (iii) Section 2.04(b), (b) with respect to the Servicer, the representations and warranties contained in Section 3.03 of the Agreement and
(c) with respect to the Trustee, the
representations and warranties contained in Section 11.15 of the Agreement, as though such representations and warranties were made by such party at and as of the Closing Date.

          SECTION 13.  Rights Under Section 9.02.  With respect to Series 1996-4
                       -------------------------
and any subsequently issued Series and the reference in Section 9.02(a) of the Agreement to "instructions of Holders of Investor Certificates evidencing more than 50% of the investor interest of any Series (or, with respect to any Series with two or more Classes, 50% of any Class)", neither the Series 1996-4 Certificateholders nor any Class thereof shall be deemed to have given such instructions unless Holders of not less than 50% of the Investor Interest of Series 1996-4 and each Class thereof together with Holders of not less than 50% of the investor interest of each other Series issued subsequent to January 1, 1995 and each Class thereof give such instructions.

          SECTION 14.  No Subordination.  Notwithstanding the provisions
                       ----------------
contained in Section 13.01 to the contrary, the Agreement may also be amended from time to time by the Servicer, the Seller and the Trustee with the consent of (a) the Holders of Series 1996-4 Certificates evidencing Undivided Interests aggregating not less than 100% of the Class A Investor Interest and the Class B Investor Interest and (b) the Collateral Interest Holder, for the purpose of (i) adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or (ii) modifying in any manner the rights of the Investor Certificateholders which would, in either case, result in the subordination of the rights of the Series 1996-4 Certificateholders or the Collateral Interest Holder to the rights of the Holders of any other Series.

          SECTION 15.  Repurchase of the Series 1996-4 Certificates.  In the
                       --------------------------------------------
event of a breach of any of the representations and warranties set forth in
Section 12(a)(ii) of this Series Supplement, either the Trustee, or the Holders of Series 1996-4 Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest, by notice then given in writing to the Seller (and to the Trustee and the Servicer, if given by the Series 1996-4 Certificateholders), may direct the Seller to repurchase the Series 1996-4 Certificates within 60 days of such notice, or within such longer period as may be specified in such notice, which period shall not exceed 120 days), and the Seller shall be obligated to repurchase on a Distribution Date specified by the Seller (such Distribution Date, the "Repurchase Date") occurring within such
                                     ---------------
applicable period on the terms and conditions set forth below; provided, however, that no such repurchase shall be required to be made if, at any time during such applicable period, the representations and warranties contained in
Section 12(a)(ii) hereof, shall then be true and correct in all material respects. The Seller shall deposit on the Transfer Date (in New York Clearing House, next day funds) immediately preceding such Repurchase Date, an amount equal to the reassignment deposit amount for such Certificates in the Distribution Account, for distribution to the Series 1996-4 Certificateholders pursuant to Article XII of the Agreement and Section 10 hereof. The reassignment deposit amount for such reassignment shall be equal to (i) the Investor Interest at the end of the day on the last day of the Monthly Period preceding the Repurchase Date, less the amount on deposit in the Principal Account which will be transferred to the Distribution Account on the related Transfer Date, (ii) an amount equal to all interest accrued but unpaid on the Series 1996-4 Certificates at the applicable rates through the end of the Interest Period in which such Transfer Date occurs and all other amounts then owing to the Collateral Interest Holder, less the amount on deposit in the Finance Charge Account which will be transferred to the Distribution Account on the related Transfer Date, and (iii) any amounts owing by Chase USA pursuant to the Loan Agreement. Payment of the portion of the reassignment deposit amount and the deposit of the amounts referred to in the second portion of clause (i) and in clause (ii) of the preceding sentence into the Distribution Account, shall be considered a prepayment in full of the Series 1996-4 Certificates. The Series 1996-4 Termination Date shall be deemed to have occurred on the Repurchase Date as long as such amount was deposited in full into the Distribution Account on such Transfer Date; provided, however, that any amounts owing by Chase USA pursuant to the Loan Agreement shall not be deposited into the Distribution Account, and shall be paid to the Collateral Interest Holder for application in accordance with the terms of the Loan Agreement. If the Trustee or the Series 1996-4 Certificateholders give notice directing the Seller to repurchase the Series 1996-4 Certificates as provided above, the obligation of the Seller to repurchase the Series 1996-4 Certificates and to pay the repurchase deposit amount pursuant to this Section 15 shall constitute the sole remedy respecting a breach of the representations and warranties contained in
Section 12(a)(ii) available to the Series 1996-4 Certificateholders or the Trustee on behalf of the Series 1996-4 Certificateholders.

          SECTION 16.  Counterparts.  This Series Supplement may be executed in
                       ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 17.  Additional Covenants of the Trustee.  The Trustee hereby
                       -----------------------------------
covenants that it will not execute any amendment to the Loan Agreement which relates to (i) any right or obligation of the Trust or the Trustee under the Loan Agreement, (ii) any provision of the Loan Agreement relating to the nonrecourse nature of the Loan Agreement, or (iii) any provision of the Loan Agreement which constitutes an agreement by the Agent or a Collateral Interest Holder not to institute bankruptcy or similar proceedings against the Trust or
(iv) any provision of the Loan Agreement which requires the consent of the Trustee to any amendment or waiver of the terms thereof, unless it has received a notice from Standard & Poor's and Moody's that such amendment will not result in the reduction or withdrawal of their respective then existing ratings of the Series 1996-4 Certificates.

          SECTION 18.  Third-Party Beneficiaries.  The Agreement and this Series
                       -------------------------
Supplement will inure to the benefit of the Collateral Interest Holder. Without limiting the generality of the foregoing, all covenants and agreements in the Agreement which expressly confer rights upon the Collateral Interest Holder shall be for the benefit of and run directly to the Collateral Interest Holder, and the Collateral Interest Holder shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to the Agreement hereto.

          SECTION 19.  Series 1996-4 Investor Exchange.  Pursuant to subsection
                       -------------------------------
6.09(b), the Series 1996-4 Certificateholders may tender their Series 1996-4 Certificates, and the Holder of the Exchangeable Seller Certificate may tender the Exchangeable Seller Certificate, in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Seller Certificate in accordance with the terms and conditions contained in a notice of exchange delivered to the Series 1996-4 Certificateholders. Such notice of exchange will specify, among other things: (a) the amount of Series 1996-4 Certificates of each Class that may be tendered, (b) the Certificate Rate or Rates with respect to the new Series, (c) the term of the Series and the terms and amount of each Class, if any, (d) the method of computing the investor percentage, (e) the manner of Enhancement, if any, with respect to such Series and (f) the time and the manner in which the tender and cancellation of the Series 1996-4 Certificates and the issuance of the new Series of Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.09(b) and 6.09(c), and the receipt by the Trustee of the exchange notice and the related Supplement, the Trustee shall cancel the existing Exchangeable Seller Certificate and the applicable Series 1996-4 Certificates, and shall issue such Series of Investor Certificates and a new Exchangeable Seller Certificate, each dated the Exchange Date.

          SECTION 20.  Servicing Compensation.  The Monthly Investor Servicing
                       ----------------------
Fee shall be determined by the Servicer on each Determination Date and allocated pro rata by the Servicer on each such date to the Class A Certificates, the
- --- ----
Class B Certificates and the Collateral Interest based upon the Class A Floating Percentage (the "Class A Servicing Fee"), the Class B Floating Percentage (the
                 ---------------------
"Class B Servicing Fee") and the Collateral Floating Percentage (the "Collateral
- ----------------------                                                ----------
Interest Servicing Fee"), respectively.
- ----------------------

          SECTION 21.  Governing Law.  THIS SERIES SUPPLEMENT SHALL BE CONSTRUED
                       -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 22.  Notices.  Notices which are required to be given
                       -------
hereunder to the Collateral Interest Holder be given in the manner specified in
Section 13.05 of the Agreement to the Agent at its address specified in the Loan Agreement, or at such other address as the Agent may direct in writing.

          IN WITNESS WHEREOF, the Seller the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                                   THE CHASE MANHATTAN BANK (USA),
                                      as Seller and as Servicer


                                   By:   /s/ Keith Schuck
                                      ---------------------------
                                      Name:  Keith Schuck
                                      Title: Vice President


                                   YASUDA BANK AND TRUST COMPANY (U.S.A.),
                                      as Trustee


                                   By:       Anthony A. Bocchino
                                      ---------------------------
                                      Name:  Anthony A. Bocchino
                                      Title: Vice President

                                                                     EXHIBIT A-1
                                                                     -----------

                          FORM OF CLASS A CERTIFICATE
                          ---------------------------



No. R-A-[_]                                                         $[_________]

                                                          CUSIP No.  161 612 AP1

                    Chase Manhattan Credit Card Master Trust
             Class A 6.73% Asset Backed Certificate, Series 1996-4

                  Each $1,000 minimum denomination represents
                  -------------------------------------------
                   1/957,220 of the Class A Investor Interest
                   ------------------------------------------

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists of a portfolio of selected VISA* and MasterCard* credit card receivables generated or to be generated by The Chase Manhattan Bank (USA).


                      (Not an interest in or obligation of
                         The Chase Manhattan Bank (USA)
                           or any Affiliate thereof.)

UNLESS THIS CLASS A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CHASE MANHATTAN BANK (USA) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under selected VISA and MasterCard credit card accounts (the "Accounts") of The Chase Manhattan Bank
(USA), a banking corporation organized under the laws of the State of Delaware, all monies due or to become due in payment of the Receivables and certain other assets and interests included in the Trust pursuant to a Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-4 Supplement thereto dated as of June 1, 1996 (collectively, the

- ---------------------

*VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

"Agreement"), by and between The Chase Manhattan Bank (USA), as Seller and Servicer, and Yasuda Bank and Trust Company (U.S.A.), as Trustee (the "Trustee").

          The Seller has structured the Agreement and the Series 1996-4 Certificates with the intention that the Series 1996-4 Certificates will qualify under applicable tax law as indebtedness. Each Series 1996-4 Certificateholder (or Series 1996-4 Certificate Owner) by acceptance of its Certificate (or, in the case of a Series 1996-4 Certificate Owner, by virtue of such Series 1996-4 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat the Series 1996-4 Certificates consistently with, and to take no action inconsistent with, the treatment of the Series 1996-4 Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

          THE AGREEMENT AND THE CLASS A CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          The assets of the Trust in which this Class A Certificate represents an interest consist of (i)(a) the Receivables now existing and hereafter created and arising in connection with the Accounts, (b) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (c) all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Delaware) of such Receivables and Insurance Proceeds relating thereto,
(d) Recoveries relating thereto and (e) Interchange allocable to the Trust pursuant to Section 2.05(k) of the Agreement, and (ii) such funds as from time to time are deposited in the Collection Account, the Investor Accounts and the Principal Account. This Class A Certificate is one of a series of Certificates entitled "Chase Manhattan Credit Card Master Trust Class A 6.73% Asset Backed Certificates, Series 1996-4" (the "Class A Certificates"), each of which represents an undivided interest in certain assets of the Trust, including the right to receive Collections allocable to the Class A Certificates and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Finance Charge Account, the Principal Account and the Distribution Account.

          Also issued under the Agreement are the "Chase Manhattan Credit Card Master Trust Class B 6.89% Asset-Backed Certificates, Series 1996-4" (the "Class B Certificates"), which represent an undivided interest in the Trust subordinate to the Class A Certificates, and the "Chase Manhattan Credit Card Master Trust Collateral Interest, Series 1996-4" (the "Collateral Interest" and, collectively with the Class A Certificates and the Class B Certificates, the "Series 1996-4 Investor Certificates"), which represents an undivided interest in the Trust

                                     A-1-2
that is subordinate to the Class A Certificates and Class B Certificates. The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest and Class B Investor Interest, respectively, at such time. The initial Class A Investor Interest is $957,220,000 as of June 19, 1996 (the "Closing Date"). The Initial Class B Investor Interest is $42,780,000 as of the Closing Date. The Collateral Initial Interest is $69,519,786.10 as of the Closing Date. The Class A Investor Interest on any date of determination will be an amount (not less than zero) equal to (a) the Initial Class A Investor Interest, minus (b) the aggregate
                                                    -----
amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A
              -----
Investor Charge-Offs for all prior Distribution Dates over Class A Investor
                                                      ----
Charge-Offs reimbursed prior to such date of determination minus (d) the
                                                           -----
principal amount of Class A Certificates previously tendered and exchanged pursuant to an Investor Exchange.

          In addition to the Certificates, an Exchangeable Seller Certificate will be issued to the Seller pursuant to the Agreement, and other Series of Certificates may from time to time be issued by the Trust, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by the Series 1996-4 Certificates or any other Series of Certificates.

          Interest will accrue on the Class A Certificate with respect to each Interest Period, at the rate of 6.73% per annum, as more specifically set forth in the Agreement (the "Class A Certificate Rate"), and will be distributed monthly on the 15th day of each month (or, if such day is not a Business Day, on the next Business Day) (each, a "Distribution Date"), commencing July 15, 1996, to the Class A Certificateholders of record as of the last day of the month preceding the related Distribution Date (the "Record Date").

          In general, as set forth in the Agreement, payments of principal with respect to the Class A Certificates will be limited to the Class A Investor Interest, which may be less than the unpaid principal balance of the Class A Certificates. The final principal payment with respect to the Class A Certificates is scheduled to be made on the May 1999 Distribution Date, but the final principal payment may be made earlier or later under certain circumstances set forth in the Agreement.

          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER OR THE SERVICER, AND NEITHER THE CERTIFICATES NOR THE ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THIS CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES, ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT.

          As provided in the Agreement, withdrawals from the Investor Accounts may be made upon the instructions of the Servicer from time to time for purposes other than distributions to Certificateholders.

                                     A-1-3

          The Agreement permits, with certain exceptions, the amendment thereof and the modification of the rights and obligations of the Servicer and the rights of the Investor Certificateholders under the Agreement at any time by the Servicer, the Seller and the Trustee in certain cases with the consent of the holders of record of Investor Certificates evidencing undivided interests aggregating not less than 66 2/3% of the Investor Interest of each outstanding Series adversely affected by such amendment; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate, (b) change the definition of or the manner of calculating the Investor Interest, the Investor Percentage, or the Investor Default Amount or (c) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder then of record. Any such amendment and any such consent by the holder of record of this Certificate shall be conclusive and binding on such Certificateholder and on any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                                     A-1-4

          IN WITNESS WHEREOF, The Chase Manhattan Bank (USA) has caused this Certificate to be executed by its duly authorized officer.


                                       THE CHASE MANHATTAN BANK (USA)


                                       By:
                                          ---------------------------

Dated:  June 19, 1996

                                     A-1-5

                Form of Trustee's Certificate of Authentication
                -----------------------------------------------


          This is one of the Class A Certificates referred to in the within-mentioned Agreement.


                                       Yasuda Bank and Trust Company (U.S.A.),
                                        as Trustee


                                       By:
                                          ------------------------------------
                                          Authorized Officer

                                     A-1-6

                                                                     EXHIBIT A-2
                                                                     -----------

                          FORM OF CLASS B CERTIFICATE
                          ---------------------------



No. R-B-[_]                                                         $[_________]
                                                          CUSIP No.  161 612 AQ9

                    Chase Manhattan Credit Card Master Trust
             Class B 6.89% Asset Backed Certificate, Series 1996-4

                  Each $1,000 minimum denomination represents
                  -------------------------------------------
                   1/42,780 of the Class B Investor Interest
                   -----------------------------------------

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists of a portfolio of selected VISA* and MasterCard* credit card receivables generated or to be generated by The Chase Manhattan Bank (USA).

                      (Not an interest in or obligation of
                         The Chase Manhattan Bank (USA)
                           or any Affiliate thereof.)

THIS CLASS B CERTIFICATE IS SUBORDINATED IN CERTAIN RIGHTS OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CLASS B CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CHASE MANHATTAN BANK (USA) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under selected VISA and MasterCard credit card accounts (the "Accounts") of The Chase Manhattan

- --------------------

*VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

Bank (USA), a banking corporation organized under the laws of the State of Delaware, all monies due or to become due in payment of the Receivables, and certain other assets and interests included in the Trust pursuant to a Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-4 Supplement thereto dated as of June 1, 1996 (collectively, the "Agreement"), by and between The Chase Manhattan Bank (USA), as Seller and Servicer, and Yasuda Bank and Trust Company (U.S.A.), as Trustee (the "Trustee").

          The Seller has structured the Agreement and the Series 1996-4 Certificates with the intention that the Series 1996-4 Certificates will qualify under applicable tax law as indebtedness. Each Series 1996-4 Certificateholder (or Series 1996-4 Certificate Owner) by acceptance of its Certificate (or, in the case of a Series 1996-4 Certificate Owner, by virtue of such Series 1996-4 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat the Series 1996-4 Certificates consistently with, and to take no action inconsistent with, the treatment of the Series 1996-4 Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

          THE AGREEMENT AND THE CLASS B CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          The assets of the Trust in which this Class B Certificate represents an interest consist of (i)(a) the Receivables now existing and hereafter created and arising in connection with the Accounts, (b) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (c) all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Delaware) of such Receivables and Insurance Proceeds relating thereto,
(d) Recoveries relating thereto and (e) Interchange allocable to the Trust pursuant to Section 2.05(k) of the Agreement, and (ii) such funds as from time to time are deposited in the Collection Account, the Investor Accounts and the Principal Account. This Class B Certificate is one of a series of Certificates entitled "Chase Manhattan Credit Card Master Trust Class B 6.89% Asset Backed Certificates, Series 1996-4" (the "Class B Certificates"), each of which represents an undivided interest in certain assets of the Trust, including the right to receive Collections allocable to the Class B Certificates and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Finance Charge Account, the Principal Account and the Distribution Account.

          Also issued under the Agreement are the "Chase Manhattan Credit Card Class A 6.73% Asset-Backed Certificates, Series 1996-4" (the "Class A Certificates"), which represent

                                     A-2-2
an undivided interest in the Trust senior to the Class B Certificates, and the "Chase Manhattan Credit Card Master Trust Collateral Interest, Series 1996-4" (the "Collateral Interest" and, collectively with the Class A Certificates and the Class B Certificates, the "Series 1996-4 Investor Certificates"), which represents an undivided interest in the Trust subordinate to the Class A Certificates and Class B Certificates. The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest and Class B Investor Interest, respectively, at such time. The Initial Class A Investor Interest is $957,220,000 as of June 19, 1996 (the "Closing Date"). The Initial Class B Investor Interest is $42,780,000 as of the Closing Date. The Collateral Initial Interest is $69,519,786.10 as of the Closing Date. The Class B Investor Interest on any date of determination will be an amount (not less than zero) equal to (a) the Initial Class B Investor Interest, minus (b) the aggregate amount of principal payments made to the Class
          -----
B Certificateholders prior to such date, minus (c) the aggregate amount of Class
                                         -----
B Investor Charge-Offs for all prior Transfer Dates, minus (d) the amount of
                                                     -----
Reallocated Class B Principal Collections allocated on all prior Transfer Dates,

minus (e) an amount equal to the amount by which the Class B Investor Interest
- -----
has been reduced to cover the Class A Investor Default Amount on all prior Transfer Dates, plus (f) the amount of Excess Spread and Excess Finance Charge
                ----
Collections allocated and available on all prior Transfer Dates for the purpose of reimbursing amounts deducted pursuant to the forgoing clauses (c), (d) and
(e), minus (g) the principal amount of Class B Certificates previously tendered
     -----
and exchanged pursuant to an Investor Exchange.

          In addition to the Certificates, an Exchangeable Seller Certificate will be issued to the Seller pursuant to the Agreement, and other Series of certificates may from time to time be issued by the Trust, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by the Series 1996-4 Certificates or any other Series of certificates.

          Interest will accrue on the Class B Certificates with respect to each Interest Period, at the rate of 6.89% per annum, as more specifically set forth in the Agreement (the "Class B Certificate Rate"), and will be distributed monthly on the 15th day of each month (or, if such day is not a Business Day, on the next Business Day) (each, a "Distribution Date"), commencing on July 15, 1996 to the Class B Certificateholders of record as of the last day of the month preceding the related Distribution Date (the "Record Date").

          In general, as set forth in the Agreement, payments of principal with respect to the Class B Certificates will be limited to the Class B Investor Interest, which may be less than the unpaid principal balance of the Class B Certificates. The final principal payment with respect to the Class B Certificates is scheduled to be made on the June 1999 Distribution Date, but the final principal payment may be made earlier or later under certain circumstances set forth in the Agreement.

          The Class B Certificates will be subordinated to the Class A Certificates as to priority of payment and otherwise, to the extent provided in the Agreement. In certain circumstances, funds otherwise payable to Class B Certificateholders could be reallocated to make payments on the Class A Certificates and charge-offs otherwise allocable to the Class A

                                     A-2-3

Certificates could be reallocated to the Class B Certificates, resulting in a reduced Class B Investor Interest.

          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER OR THE SERVICER, AND NEITHER THE CERTIFICATES NOR THE ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THIS CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES, ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT.

          As provided in the Agreement, withdrawals from the Investor Accounts may be made upon the instructions of the Servicer from time to time for purposes other than distributions to Certificateholders.

          The Agreement permits, with certain exceptions, the amendment thereof and the modification of the rights and obligations of the Servicer and the rights of the Investor Certificateholders under the Agreement at any time by the Servicer, the Seller and the Trustee in certain cases with the consent of the holders of record of Investor Certificates evidencing undivided interests aggregating not less than 66 2/3% of the Investor Interest of each outstanding Series adversely affected by such amendment; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate, (b) change the definition of or the manner of calculating the Investor Interest, the Investor Percentage, or the Investor Default Amount or (c) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder then of record. Any such amendment and any such consent by the holder of record of this Certificate shall be conclusive and binding on such Certificateholder and on any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                                     A-2-4

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                                     A-2-5

          IN WITNESS WHEREOF, The Chase Manhattan Bank (USA) has caused this Certificate to be executed by its duly authorized officer.


                                       THE CHASE MANHATTAN BANK (USA)


                                       By:
                                          ---------------------------


Dated:  June 19, 1996

                                     A-2-6

                Form of Trustee's Certificate of Authentication
                -----------------------------------------------


          This is one of the Class B Certificates referred to in the within-mentioned Agreement.


                                       Yasuda Bank and Trust Company (U.S.A.),
                                        as Trustee


                                       By:
                                          ------------------------------------
                                          Authorized Officer


                                     A-2-7

                                                                       EXHIBIT B
                                                                       ---------

                      FORM OF MONTHLY PAYMENT INSTRUCTIONS
                        AND NOTIFICATION TO THE TRUSTEE

                      ___________________________________

                         THE CHASE MANHATTAN BANK (USA)
                      ___________________________________

                    Chase Manhattan Credit Card Master Trust
                                 Series 1996-4

                      ____________________________________


          Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement, dated as of June 1, 1991, and the Series 1996-4 Supplement, dated as of June 1, 1996 (together, the "Agreement"), by and between The Chase Manhattan Bank (USA) ("Chase"), as Servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"); provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement. This Certificate is delivered pursuant to the terms of the Agreement.

          The undersigned, a duly authorized representative of the Servicer does hereby certify as follows:

          1)  Chase is the Servicer under the Agreement.

          2)  The undersigned is a Servicing Officer.

          3) The date of this notice is __________, _____, which is a Determination Date under the Agreement.


I.   INSTRUCTION TO MAKE A WITHDRAWAL
     --------------------------------

          Pursuant to Section 4.08, the Servicer does hereby instruct the Trustee to apply, on __________, ____, which date is a Transfer Date under the Agreement, Class A Available Funds, Class B Available Funds, Collateral Available Funds from the Finance Charge Account and Available Principal Funds from the Principal Account [and the Principal Funding Account] to make the following distributions:


 A)  To the Distribution Account for payment to the
     ----------------------------------------------
     Class A  Certificateholders Pursuant to
     ----------------------------------------
     Subsection 4.08(a)(i):
     ---------------------
     (1)  Class A Monthly Interest for the
          related Distribution Date...................      $_______


     (2)  Class A Monthly Interest accrued but not
          paid........................................      $_______

     (3)  Class A Additional Interest.................      $_______

     (4)  Class A Additional Interest accrued but not
          paid........................................      $_______

B)  To the Servicer, Pursuant to Subsection 4.08(a)(ii).
    ----------------------------------------------------
    If neither Chase USA, nor any Affiliate thereof,
    ------------------------------------------------
    is the Servicer:
    ---------------

     (1)  The Class A Servicing Fee for the preceding
          Monthly Period..............................      $_______



     (2)  Class A Servicing Fees previously due but
          not distributed.............................      $_______

C)  To the Principal Account, Pursuant to Subsection
    ------------------------------------------------
    4.08(a)(iii):
    ------------

     (1)  Class A Investor Default Amount for the
          preceding Monthly Period (to be treated as a
          portion of Available Principal Collections).      $_______

D)  Pursuant to Subsection 4.08(a)(iv):
         ----------------------------------

     (1)  Portion of Excess Spread from Class A
          Available Funds to be allocated and
          distributed as provided in Part II hereof...      $_______

E)  To the Distribution Account for payment to the
    ----------------------------------------------
    Class B Certificateholders Pursuant to
    --------------------------------------
    Subsection 4.08(b)(i):
    --------------------

     (1)  Class B Monthly Interest for the related
          Distribution Date...........................      $_______

     (2)  Class B Monthly Interest accrued but not
          paid........................................      $_______

     (3)  Class B Additional Interest.................      $_______

     (4)  Class B Additional Interest accrued but not
          paid........................................      $_______



F)  To the Servicer, Pursuant to Subsection 4.08(b)(ii).
    ----------------------------------------------------
    If neither Chase USA, nor any Affiliate thereof,
    ------------------------------------------------
    is the Servicer:
    ---------------

     (1)  The Class B Servicing Fee for the preceding
          Monthly Period..............................      $_______

     (2)  Class B Investor Servicing Fees previously
          due but not distributed.....................      $_______

G)  Pursuant to Subsection 4.08(b)(iii):
    -----------------------------------

     (1)  Portion of Excess Spread from Class B
          Available Funds to be allocated and
          distributed as provided in Part II hereof...      $_______

H)  To the Servicer, Pursuant to Subsection 4.08(c)(i).
    ---------------------------------------------------
    If neither Chase USA, nor any Affiliate thereof, is
    ---------------------------------------------------
    the Servicer:
    ------------

     (1)  The Collateral Interest Servicing Fee for
          the preceding Monthly Period................      $_______

     (2)  Collateral Interest Servicing Fee previously
          due but not distributed.....................      $_______

I)  Pursuant to Subsection 4.08(c)(ii):
    ----------------------------------

     (1)  Portion of Excess Spread from Collateral
          Available Funds to be allocated and
          distributed as provided in Part II hereof...      $_______

J)  Pursuant to Section 4.08(d):
    ---------------------------

(1)  To the Collateral Interest Holder, Available
     Principal Collections, if any, applied in
     accordance with the Loan Agreement...............      $_______

(2)  Available Principal Collections, if any, to be
     treated as Shared Principal Collections and
     distributed as provided in Section 4.13..........      $_______

K)  To the Principal Funding Account or to the
    ------------------------------------------
    Distribution Account for payment to the appropriate
    ---------------------------------------------------
    parties, Pursuant to Section 4.08(e):
    -----------------------------------

     (1)  The amount of Class A Monthly Principal.....      $_______


     (2)  The amount of Class B Monthly Principal.....      $_______

     (3)  The amount of Collateral Monthly Principal..      $_______

     (4)  Amounts remaining, if any, to be treated as
          Shared Principal Collections and applied in
          accordance with Section 4.13................      $_______

II.  APPLICATION OF EXCESS SPREAD AND EXCESS FINANCE CHARGE COLLECTIONS
     ------------------------------------------------------------------

          Pursuant to Section 4.10, the Servicer does hereby instruct the Trustee to apply on _________, ____, which date is a Transfer Date under the Agreement, Excess Spread and Excess Finance Charge Collections allocated to Series 1996-4 as set forth below:

    A)  Pursuant to Section 4.10(a):
        ---------------------------

        (1)  The amount equal to the Class A Required
             Amount, if any, to fund any deficiency
             under Section 4.08(a), to be applied in
             accordance with, and in the priority set
             forth in, subsection 4.10(a).............      $_______

    B)  To the Principal Account, Pursuant to Section 4.10(b):
        -----------------------------------------------------

        (1)  Aggregate amount of Class A Investor
             Charge-Offs not previously reimbursed
             pursuant to Section 4.09(a) (to be
             treated as Available Principal
             Collections).............................      $_______

    C)  To the Distribution Account for payment to the
        ----------------------------------------------
        Class B Certificateholders, Pursuant to
        ---------------------------------------
        Section 4.10(c):
        ---------------

        (1)  Class B Monthly Interest that is due and
             unpaid or overdue and unpaid Class B
             Monthly Interest, but not available from
             Class B Available Funds..................      $_______

        (2)  Class B Additional Interest that is
             overdue and unpaid, but not available
             from Class B Available Funds.............      $_______

    D)  To the Servicer, Pursuant to Section 4.10(d).
        ---------------------------------------------
        If neither Chase USA nor any Affiliate thereof
        ----------------------------------------------
        is the Servicer:
        ---------------

        (1)  The amount of Class B Servicing Fee for
             such monthly period and overdue and
             unpaid Class B Servicing Fee not
             available from Class B Available Funds...      $_______

E)  Pursuant to Section 4.10(e):
    ---------------------------
    (1)  The Class B Investor Default Amount for such
         Transfer Date (to be treated as a portion of
         Available Principal Collections).............      $_______

F)  Pursuant to Section 4.10(f):
    ---------------------------

     (1)  The amount by which Class B Investor
          Interest has been reduced pursuant to
          clauses (c), (d) and (e) of the definition
          thereof (to be treated as a portion of
          Available Principal Collections)............      $_______

G)  To the Distribution Account for payment to the
    ----------------------------------------------
    Collateral Interest Holder, Pursuant to Section 4.10(g):
    -------------------------------------------------------

    (1)  Collateral Monthly Interest and any overdue
         and unpaid Collateral Monthly Interest.......      $_______

    (2)  Collateral Additional Interest overdue and
         unpaid......................................       $_______

 H)  Pursuant to Section 4.10(h):
     ---------------------------

     (1)  Monthly Investor Servicing Fees that are
          due on such Transfer Date and unpaid and
          any overdue and unpaid Monthly Investor
          Servicing Fees..............................      $_______

I)  Pursuant to Section 4.10(i):
    ---------------------------

    (1)  The Collateral Default Amount for the prior
         Monthly Period (to be treated as a portion of
         Available Principal Collections).............      $_______

J)  To the Principal Account, Pursuant to Section 4.10(j):
    -----------------------------------------------------

    (1)  The aggregate amount by which the Collateral
         Interest has been reduced below the Required
         Collateral Interest (to be treated as
         Available Principal Collections).............      $_______


      K)  To the Reserve Account, Pursuant to
          -----------------------------------
          Section 4.10(k):
          ---------------

          (1)  The excess, if any, of the Required
               Reserve Account Amount over the
               Available Reserve Account Amount.......      $_______

      L)  To the Collateral Interest Holder for
          -------------------------------------
          application, Pursuant to the Loan Agreement
          -------------------------------------------
          Pursuant to Section 4.10(l):
          ---------------------------

          (1)  All other amounts payable under the
               Loan Agreement out of Excess Spread
               and Excess Finance Change Collections..      $_______

       M)  Pursuant to Section 4.10(m):
           ---------------------------

          (1)  The balance, if any, to be treated as
               Shared Excess Finance Charge
               Collections and allocated to other
               Series in Group I or the Holder of the
               Seller Certificate pursuant to
               Section 4.12...........................      $_______

III. REALLOCATED PRINCIPAL COLLECTIONS
     ---------------------------------

          Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply from the Series 1996-4 Collection Subaccount on ________, ____, which is a Transfer Date under the Agreement, to apply Reallocated Principal Collections to fund any deficiencies in the Class A Required Amount and the Class B Required Amount in the following priority.

     A)  Pursuant to Section 4.11(a):
         ---------------------------
         (1)  The Class A Required Amount after
               applying Excess Spread and Excess
               Finance Charge Receivables pursuant to
               Section 4.10, to be applied pursuant
               to subsections 4.08(a)(i), (ii) and
               (iii)..................................      $_______

     B)  Pursuant to Section 4.11(b):
         ---------------------------

         (1)  The Class B Required Amount after
              applying Excess Spread and Excess
              Finance Charge Receivables pursuant to
              Section 4.10, to be applied pursuant to
              subsections 4.08(b)(i) and (ii).........      $_______

IV.  ACCRUED AND UNPAID AMOUNTS
     --------------------------

          After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:


A)  The aggregate amount of the  Class A Interest
    Shortfall.........................................      $_______

B)  The aggregate amount of the Class B Interest
    Shortfall.........................................      $_______

C)  The aggregate amount of the Collateral Interest
    Payment Shortfall.................................      $_______

D)  The aggregate amount of all accrued and unpaid
    Monthly Investor Servicing Fees...................      $_______

E)  Pursuant to Section 4.10:
    ------------------------

            The aggregate amount of all unreimbursed
            Investor Charge Offs......................      $_______

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________, ____.


                              THE CHASE MANHATTAN BANK (USA),
                                Servicer


                              By:
                                 ----------------------------
                                Name:
                                Title:

                                                                       EXHIBIT C
                                                                       ---------

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      ___________________________________

                         THE CHASE MANHATTAN BANK (USA)
                      ___________________________________

             Chase Manhattan Credit Card Master Trust Series 1996-4
                      ___________________________________

                 For the ____________________ Distribution Date

                    For ____________________ Monthly Period

                      ___________________________________


          Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-4 Supplement dated as of June 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank (USA) ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-4 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-4 Class A Certificates and Series 1996-4 Class B Certificates during the previous month. The information which is required to be prepared with respect to the _____________, ____ Distribution Date, the "Distribution Date") and with respect to the performance of the Trust during the month of __________, ____ (the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I.   INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION
     TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF
                                                              ------------
     $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)
     ---------------------------------------------

     A)  The total amount of the distribution
         Principal Funding Account to Series 1996-4
         Certificateholders on the Distribution Date per $1,000 original certificate principal amount

          (1)  Class A Certificateholders.............      $_______
          (2)  Class B Certificateholders.............      $_______


     B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-4 Certificates, per $1,000 original certificate principal amount

         (1)  Class A Certificateholders..............      $_______
         (2)  Class B Certificateholders..............      $_______

     C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-4 Certificates, per $1,000 original certificate principal amount

          (1)  Class A Certificates...................      $_______
          (2)  Class B Certificates...................      $_______

II.  INFORMATION REGARDING THE PERFORMANCE OF THE TRUST
     --------------------------------------------------

     A)  Collections
         -----------

         (1)  The aggregate amount of Collections
              processed with respect to Billing
              Cycles ending during the preceding
              Monthly Period and allocated to the
              Series 1996-4 Certificates was equal to.      $_______

         (2)  The Payment Rate with respect to the
              preceding Monthly Period was equal to...      _______%


                    For the 2nd Monthly Period (the
                    preceding Monthly Period), the
                    monthly payment rate was equal to.      _______%

                    For the 3rd Monthly Period (the
                    2nd preceding Monthly Period),
                    the monthly payment rate was
                    equal to..........................      _______%



         (3)  The aggregate amount of Collections of
              Principal Receivables processed with
              respect to Billing Cycles  ending
              during the preceding Monthly Period
              which were allocated in respect of the
              Series 1996-4 Certificates.............       $_______

         (4)  The aggregate amount of Collections of
              Finance Charge Receivables processed
              with respect to Billing Cycles ending
              during the preceding Monthly Period
              which were allocated in respect of
              the Series 1996-4 Certificates..........      $_______

     B)   Principal Receivables in the Trust and Allocation Percentages
          -------------------------------------------------------------


       (1)  The aggregate amount of Principal
            Receivables in the Trust as of the end of
            each Billing Cycle ending in the preceding
            Monthly Period (which reflects the
            Principal Receivables represented by the
            Seller Interest, by the Investor Interest
            of Series 1996-4, and by the Investor
            Interest of all other outstanding Series).      $_______

       (2) The Investor Interest as of the last day of the preceding Monthly Period

               (a)  Investor Interest.................      $_______
               (b)  Class A Investor Interest.........      $_______
               (c)  Class B Investor Interest.........      $_______
               (d)  Collateral Interest...............      $_______

       (3)  The Investor Interest set forth in
            paragraph C(2)(a) above as a percentage of
            the aggregate amount of Principal
            Receivables set forth in paragraph C(1)
            above.....................................      _______%

        (4)  The Class A Investor Interest set forth
             in paragraph C(2)(b) above as a
             percentage of the aggregate amount of
             Principal Receivables set forth in
             paragraph C(1) above.....................      _______%

        (5)  The Class B Investor Interest set forth
             in paragraph C(2)(c) above as a
             percentage of the aggregate amount of
             Principal Receivables set forth in
             paragraph C(1) above.....................      _______%

        (6)  The Collateral Interest set forth in
             paragraph C(2)(d) above as a percentage
             of the aggregate amount of Principal
             Receivables set forth in paragraph C(1)
             above...................................       _______%

        (7)  The Class A Floating Percentage.........       _______%

        (8)  The Class B Floating Percentage.........       _______%

        (9)  The Class B Principal Percentage........       _______%

        (10) The Collateral Floating Percentage......       _______%

        (11) The Collateral Principal Percentage.....       _______%

        (12) The Floating Allocation Percentage......       _______%

        (13) The Principal Allocation Percentage.....       _______%

C)   Portfolio Yield and Base Rate
     -----------------------------

     (1)  The annualized Portfolio Yield for the
          preceding Monthly Period was equal to.......      _______%

                For the 2nd preceding Monthly Period,
                the annualized portfolio yield was
                equal to..............................      _______%

                For the 3rd preceding Monthly Period,
                the annualized portfolio yield was
                equal to..............................      _______%

                The three month average Portfolio
                Yield was equal to....................      _______%


     (2)  Base Rate for the preceding Monthly Period
          was equal to................................      _______%

                For the 2nd preceding Monthly Period,
                the Base Rate was equal to............      _______%

                For the 3rd preceding Monthly Period,
                the Base Rate was equal to............      _______%

     D)  Delinquent Balances
         -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent, as of the end of the last day of the related Billing Cycle which ended during the current Monthly Period by:

                                                   Aggregate   As a Percentage
                                                   Account     of Aggregate
                                                   Balance     Receivables

          (1)                up to 29 days:       $__________  _________%
          (2)                30 - 59 days:        $__________  _________%
          (3)                60 - 89 days:        $__________  _________%
          (4)                90 or more days:     $__________  _________%

                             Total:               $                     %
                                                  ===========  =========

     E)  Investor Default Amount
         -----------------------

         (1)  The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible with respect to Billing
              Cycles ending during the preceding
              Monthly Period allocable to the Investor
              Interest less Recoveries allocable to
              the Investor Interest (the "Series
              1996-4 Aggregate Investor Default
              Amount")................................      $_______

     (2)  The portion of the Series 1996-4 Aggregate
          Investor Default Amount allocable to the
          Class A Investor Interest (the "Class A
          Investor Default Amount")...................      $_______

     (3)  The portion of the Series 1996-4 Aggregate
          Investor Default Amount allocable to the
          Class B Investor Interest (the "Class B
          Investor Default Amount")...................      $_______

     (4)  The portion of the Series 1996-4 Aggregate
          Investor Default Amount allocable to the
          Collateral Investor Interest (the
          "Collateral Investor Default Amount").......      $_______

     (5)  The annualized investor default percentage
          ((Series 1996-4 Aggregate Investor Default
          Amount/Investor Interest) x 12) for the
          preceding Monthly Period was equal to.......      $_______

                For the 2nd preceding Monthly Period,
                the annualized investor default
                percentage was equal to..............       _______%

                For the 3rd preceding Monthly Period,
                the annualized investor default
                percentage was equal to                     _______%

F)   Investor Charge Offs
     -------------------

     (1)  The aggregate amount of Class A Investor
          Charge-Offs for the preceding Monthly Period      $_______

     (2)  The aggregate amount of Class A Investor
          Charge-Offs reimbursed on the Transfer
          Date immediately preceding the preceding
          Distribution Date...........................      $_______

     (3)  The amount of the reimbursed Investor
          Charge-Offs set forth inparagraph G(2)
          above, per $1,000 original Class A
          Certificate principal amount................      $_______


     (4)  The aggregate amount of Class B Investor
          Charge-Offs for such Monthly Period.........      $_______

     (5)  The aggregate amount of Class B Investor
          Charge-Offs reimbursed on the Transfer Date
          immediately preceding such Distribution Date      $_______

     (6)  The amount of the reimbursed Investor
          Charge-Offs set forth in paragraph G(3)
          above, per $1,000 original Class B
          Certificate principal amount...............       $_______

     (7)  The aggregate amount of Investor
          Charge-Offs................................       $_______

     (8)  The aggregate amount of reimbursed Investor
          Charge-Offs................................       $_______

     G)  Shared Excess Finance Charge Collection
         ---------------------------------------

         The aggregate amount of shared Excess
         Finance Charge Collection during the
         preceding Monthly Period which were allocated
         to the Series 1996-4 Certificates............      $_______

     H)  Shared Principal Collections
         ----------------------------

         The aggregate amount of Shared Principal
         Collections during the preceding Monthly
         Period which were allocated to the Series
         1996-4 Certificates..........................      $_______

     I)  Reallocated Principal Collections
         ---------------------------------

         (1)  Collections of Principal Receivables
              allocable to Class B Certificates paid
              with respect to Class A Certificates to
              make up deficiencies in Class A Required
              Amount for any Monthly Period


         (2)  Collections of Principal Receivables
              allocable to Collateral Interest paid
              with respect to Class B Certificates to
              make up deficiencies in Class B Required
              Amount..................................      $_______


     J)  Monthly Investor Servicing Fee
         -------------------------------

         (1)  The amount of the Monthly Investor
              Monthly Servicing Fee payable by the
              Trust to the Servicer for the preceding
              Monthly Period..........................      $_______

         (2)  The amount of the Class A Monthly
              Servicing Fee payable by the Trust to
              the Servicer for the preceding Monthly
              Period..................................      $_______

         (3)  The amount of the Class B Monthly
              Servicing Fee payable by the Trust to
              the Servicer for the preceding Monthly
              Period..................................      $_______

         (4)  The amount of the Collateral Monthly
              Servicing Fee payable by the Trust to
              the Servicer for the preceding Monthly
              Period..................................      $_______

     K)  Collateral Interest
         -------------------

         (1)  The Available Collateral Interest, as of
              the close of Transfer Date for the
              preceding Monthly Period was equal to...      $_______

     L)  Required Collateral Interest
         ----------------------------

         (1)  The Required Collateral Interest as of
              the Transfer Date for the preceding
              Monthly Period was equal to.............      $_______

III.  THE POOL FACTOR
      ---------------

      A)  The Pool Factor for the Record Date for the
          distribution to be made on the Distribution
          Date (which represents the ratio of the
          amount of the Investor Interest as of such
          Record Date (determined after taking into
          account any reduction in the Investor
          Interest which will occur on the following
          Distribution Date) to the Initial Investor
          Interest). The amount of a
          Certificateholder's pro rata share of the
          Investor Interest can be determined by
          multiplying the original denomination of the
          Certificateholder's Certificate by the Pool
          Factor......................................      $_______

                              THE CHASE MANHATTAN BANK (USA),
                                Servicer


                              By:
                                 -------------------------------
                                Name:
                                Title:

                                                                       EXHIBIT D
                                                                       ---------

                                                              Schedule 1996-4 to
                                                  Monthly Servicer's Certificate
                                                  ------------------------------

               FORM OF SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE

                      ___________________________________

                         THE CHASE MANHATTAN BANK (USA)

                      ___________________________________

            Chase Manhattan Credit Card Master Trust, Series 1996-4

                      ___________________________________

                For the ____________________ Determination Date

                  For the ____________________ Monthly Period


     1.  The aggregate amount of Collections processed
         during the Billing Cycles which ended during
         such Monthly Period (equal to 1(a) plus 1(b))
         was equal to.................................      $_______

         (a)  The aggregate amount of Collections of
     Finance Charge Receivables collected during the
     Billing Cycles which ended during such Monthly
     Period (the "Collections of Finance Charge
     Receivables") allocated to Series 1996-4 was
     equal to.........................................      $_______

         (b)  The aggregate amount of Collections of
     Principal Receivables collected during the
     Billing Cycles which ended during such Monthly
     Period (the "Collections of Principal
     Receivables") allocated to Series 1996-4 was
     equal to.........................................      $_______

         (c)  The aggregate amount of Collections
     deemed to be Collections of Finance Charge
     Receivables pursuant to subsection 4.02(b)(i)
     during the Billing Cycles which ended during
     such Monthly Period relating to Series 1996-4
     (the "Estimated Collections of Billed Finance
     Charge Receivables") was equal to................      $_______

         (d)  The aggregate amount of Collections
     deemed to be Principal Receivables pursuant to
     subsection 4.02(b)(i) during the Billing Cycles
     which ended during such Monthly Period relating
     to Series 1996-4 (the "Estimated Collections of
     Billed Principal Receivables") was equal to......      $_______

     2.  The aggregate amount of funds on deposit in
the Finance Charge Account with respect to Collections
processed [during the Billing Cycles which ended during
such Monthly Period] [during such Monthly Period], and
allocated to Series 1996-4, as of the end of the last
day of such Monthly Period was equal to...............      $_______

     3.  (a)  The excess of (i) Collections of Finance
     Charge Receivables allocated to Series 1996-4 over (ii) Estimated Collections of Billed Finance
     Charge Receivables (1(a)-1(c)), if any, was equal to $__________ [[of which $__________] [none of which] will be withdrawn from the Finance Charge
     Account and deposited to the Principal
     Account/1/]

         (b)  The excess of (i) Estimated Collections
     of Billed Finance Charge Receivables over (ii)
     Collections of Finance Charge Receivables allocated to Series 1996-4 (1(c)-1(a)), if any, was equal to $__________ [[(of which $__________]
     [none of which]] will be withdrawn from the Principal Account and deposited to the Finance
     Charge Account/1/]

          The aggregate amount of funds which will be on deposit in the Finance Charge Account on the Transfer Date relating to Series 1996-4 following this Determination Date, after giving effect to the payments and transfers in Items 3(a) and 3(b), will be $__________

     4.  The aggregate amount of funds on deposit in
the Principal Account with respect to Collections
processed during the Billing Cycles which ended during
such Monthly Period and allocated to Series 1996-4, as
of the end of the last day of such Monthly Period was
equal to..............................................      $_______

         The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, after giving effect to the payments and transfers in Items 3(a) and 3(b), will be $__________.

         The aggregate amount of funds on deposit in the Principal Funding Account on the Transfer Date following this Determination Date, after giving effect to the payments and transfers in Items 3(a) and 3(b), will be $_________.

      5.  The aggregate amount of funds on deposit in
the Series 1996-4 Collection Subaccount as of the end
of the last day of such Monthly Period was equal to...      $_______

      6.  The aggregate amount of funds on deposit in
the Retention Subaccount relating to Series 1996-4 as
of the end of the last day of such Monthly Period was
equal to..............................................      $_______

      7.  (a)  The aggregate amount of Interchange to
      be deposited to the Collection Account and
      allocated to Series 1996-4 on the next
      succeeding Transfer Date is equal to............      $_______

          (b)  The amount of earnings (net of losses
      and investment expenses) on funds on deposit in
      the Principal Account to be transferred from the
      Retention Account to the Finance Charge Account
      on the next succeeding Transfer Date is equal
      to..............................................      $_______

      8.  The aggregate amount of [withdrawals]
[payments] required to be made [from] [to] the
[Collection Subaccount relating to the Series 1996-4
Certificates] [the Retention subaccount relating to
the Series 1996-4 Certificates] is equal to...........      $_______

      9.  The sum of all amounts payable to the
Investor Certificateholders of Series 1996-4 on the
Distribution Date in the current Monthly Period is equal to:

          Payable in respect of principal of the
          Class A Certificates........................      $________
          Payable in respect of interest on the
          Class A Certificates........................      $________
          Payable in respect of principal of the
          Class B Certificates........................      $________
          Payable in respect of interest on the
          Class B Certificates........................      $________
          Payable in respect of principal of the
          Collateral Interest.........................      $________
          Payable in respect of interest on the
          Collateral Interest.........................      $________
          Total.......................................      $________

      10.  [No Series 1996-4 Pay Out Event or Trust
Pay Out Event has occurred.]  [The following
[Series 1996-4 Pay Out Event] [Trust Pay Out Event] has occurred: ______________________________.]

END NOTES
- ---------

1. Applicable to the Monthly Period in which the Conversion Date occurs, and any Monthly Period thereafter.